                                                                   EXHIBIT 10.18


                                                       ---------------------
                                                       DATE: APRIL 30, 2003
                                                       ---------------------

Return to:

Emmet, Marvin & Martin, LLP
120 Broadway, 32nd Floor
New York, NY 10271
Attn: Irving C. Apar
                                                       ---------------------


                SECOND LEASEHOLD MORTGAGE AND SECURITY AGREEMENT,
                ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING


                           DATED AS OF APRIL 30, 2003


                                    GIVEN BY


                NAP OF THE AMERICAS, INC., A FLORIDA CORPORATION
                                    MORTGAGOR


                               FOR THE BENEFIT OF


               THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.


                                    MORTGAGEE


                     SECURING THE ORIGINAL PRINCIPAL SUM OF
                       FIFTEEN MILLION AND NO/100 DOLLARS
                                ($15,000,000.00)

NOTWITHSTANDING ANY PROVISIONS CONTAINED HEREIN TO THE CONTRARY, THIS MORTGAGE AND THE LIENS CREATED HEREBY ARE SUBJECT TO AND SUBORDINATE TO THE LIENS OF THE SENIOR MORTGAGE AND THE OTHER SENIOR LOAN DOCUMENTS (AS SUCH TERMS ARE DEFINED IN THE FOLLOWING DESCRIBED SUBORDINATION AGREEMENT) PURSUANT TO THAT CERTAIN SUBORDINATION AGREEMENT BETWEEN MORTGAGEE, MORTGAGOR, OCEAN BANK AND TERREMARK WORLDWIDE, INC. DATED APRIL 30, 2003, TO BE RECORDED IN THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA SIMULTANEOUSLY WITH THE RECORDATION OF THIS MORTGAGE WHICH SUBORDINATION AGREEMENT IS INCORPORATED HEREIN BY REFERENCE AND MADE A PART HEREOF.

------------------------------------------------------------------------------

NOTE TO RECORDER: THIS INSTRUMENT ENCUMBERS LEASEHOLD INTERESTS WHICH ARE NOT INTERESTS IN REAL ESTATE PURSUANT TO THE CASE OF AURORA GROUP. LTD. V. DEPARTMENT OF REVENUE AND IS NOT SUBJECT TO THE NON-RECURRING TAX ON INTANGIBLE PERSONAL PROPERTY.

                                TABLE OF CONTENTS

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                                                                             PAGE
                                                                             ----

1.       Granting Clauses.....................................................1

    1.1    Mortgage...........................................................1
    1.2    Security Agreement.................................................4
    1.3    Fixture Filing.....................................................4
    1.4    Loan Documents.....................................................4

2.       Representations, Warranties, Covenants and Agreements of Mortgagor...4

    2.1    Payment of Indebtedness............................................4
    2.2    Title of Mortgagor.................................................4
    2.3    Operation of Premises..............................................5
    2.4    Payment of Property Taxes..........................................5
    2.5    Contesting Property Taxes..........................................5
    2.6    Insurance Coverage.................................................6
    2.7    Policies and Premiums..............................................7
    2.8    Payment of Insurance Premiums......................................8
    2.9    Project Insurance..................................................8
    2.10   Leases.............................................................8
    2.11   Environmental Compliance...........................................9
    2.12   Casualty..........................................................11
    2.13   Condemnation......................................................13
    2.14   Restrictions on Alienation and Further Encumbrances...............15
    2.15   Construction Liens................................................16
    2.16   Easements and Restrictions........................................16
    2.17   Equipment and Equipment Leases....................................17
    2.18   Records and Accounts..............................................18
    2.19   Reports to Mortgagee..............................................18
    2.20   Mortgagee's Due Diligence.........................................19
    2.21   Reimbursement of Expenses.........................................20
    2.22   NAPA Lease........................................................20

3.       Events of Default and Remedies......................................25

    3.1    Events of Default.................................................25
    3.2    Acceleration......................................................26
    3.3    Foreclosure.......................................................26
    3.4    Remedies Under the Uniform Commercial Code........................26
    3.5    Mortgagee's Rights of Setoff......................................27
    3.6    Mortgagee's Rights of Cure........................................27
    3.7    Appointment of Receiver...........................................28
    3.8    All Legal and Equitable Remedies..................................28
    3.9    Rights Distinct and Cumulative....................................28
    3.10   Accord and Satisfaction...........................................28

                                      (i)

                                                                             PAGE
                                                                             ----


    3.11   Reservation of Rights.............................................29
    3.12   Waiver of Automatic Stay..........................................29
    3.13   Mortgagor's Waivers...............................................30
    3.14   Indemnification...................................................31

4.       General Provisions..................................................32

    4.1    Notices...........................................................32
    4.2    Governing Law.....................................................32
    4.3    Brundage Clause...................................................32
    4.4    Mortgagee's Discretion............................................33
    4.5    Interpretive Provisions...........................................33
    4.6    Amendments........................................................34
    4.7    Sales and Participation...........................................34
    4.8    Partial Reduction of Indebtedness.................................34
    4.9    Further Assurance of Title........................................34
    4.10   Relationship of Parties...........................................34
    4.11   Inconsistency with Other Loan Documents...........................35
    4.12   Time is of the Essence............................................35
    4.13   SUBMISSION TO JURISDICTION........................................35
    4.14   WAIVER OF JURY TRIAL AND CONSEQUENTIAL AND PUNITIVE DAMAGES.......36

5.       Future Advances.....................................................36




                                      (ii)

                     SECOND LEASEHOLD MORTGAGE AND SECURITY
                   AGREEMENT, ASSIGNMENT OF LEASES AND RENTS
                               AND FIXTURE FILING

         THIS SECOND LEASEHOLD MORTGAGE AND SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (THIS "MORTGAGE") IS EXECUTED AS OF THE 30TH DAY OF APRIL, 2003, BY NAP OF THE AMERICAS, INC., A FLORIDA CORPORATION, HAVING OFFICES AT 2601 SOUTH BAYSHORE DRIVE, SUITE 900, MIAMI, FLORIDA 33133 ("MORTGAGOR"), IN FAVOR OF THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A., HAVING OFFICES AT 10161 CENTURION PARKWAY, JACKSONVILLE, FLORIDA 32256 ("MORTGAGEE"), FOR THE BENEFIT OF THE HOLDERS FROM TIME TO TIME OF THE 10.0% SUBORDINATED SECURED CONVERTIBLE DEBENTURES DUE APRIL 30, 2006 ISSUED BY TERREMARK WORLDWIDE, INC., A DELAWARE CORPORATION ("TERREMARK"), THE PARENT CORPORATION OF MORTGAGOR (THE "DEBENTURES").


1.       GRANTING CLAUSES.

         1.1 MORTGAGE. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, Terremark has executed and delivered the Debentures and the other Loan Documents (as such terms and all other capitalized terms used in this Mortgage are hereinafter defined in this Mortgage or in Rider 1, attached hereto and incorporated herein by this reference as if set out in full herein) and hereby irrevocably and absolutely grants, transfers, assigns, mortgages, bargains, sells and conveys to Mortgagee all the following (collectively, the "Mortgaged Property"):

                  (a) the leasehold estate created by the NAPA Lease in and to the Leased Premises, being a portion of the Project upon the land located in Miami-Dade County, Florida and more particularly described in EXHIBIT "A," attached hereto and incorporated herein by this reference, including, without limitation, all of Mortgagor's rights to surrender, terminate, cancel, modify, change, supplement, alter, or amend the NAPA Lease, and all of Mortgagor's options to extend and/or renew the NAPA Lease;

                  (b) any and all other rights of Mortgagor with respect to the Leased Premises, whether pursuant to the NAPA Lease or otherwise;

                  (c) the Improvements, and any and all appurtenances and additions thereto and any and all betterments, renewals, substitutions and replacements thereof;

                  (d) the Equipment;

                  (e) all right, title and interest of Mortgagor in and to all construction and other materials of every kind and nature used or installed in, on, or in connection with, or incorporated into, the Improvements from time to time, or intended to be used or installed in, on, or in connection with, or incorporated into, the Improvements from time to time, whether or not located upon the Leased Premises or any other portion of the Project;

                  (f) all and singular the tenements, hereditaments, agreements, privileges, royalties, and rights of way and appurtenances belonging or in anywise appertaining to the Leased Premises and Improvements, including all agreements or rights granting, conveying or creating, for the benefit of the Leased Premises, any easement, right or license in any way affecting or accruing to the benefit of the Leased Premises or the Improvements (whether in gross or appurtenant, and whether for ingress and egress, drainage, utilities, parking or any other purposes), and the reversion or reversions, remainder and remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor, of, in and to the same and of, in and to every part and parcel thereof;

                  (g) all right, title and interest of Mortgagor, if any, in and to the land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Leased Premises or any other portion of the Project, on, in or to the air space over the Project, or any parcel thereof, and all rights of ingress and egress with respect to the Leased Premises or any other portion of the Project;

                  (h) all Rents and all rights (but not obligations) of Mortgagor in, to and under any and all Leases, and the rights to enforce, whether at law or in equity or by any other means, all terms, covenants and other provisions thereof and all options thereunder;

                  (i) all rights (but not obligations) of Mortgagor in, to and under any and all Contracts;

                  (j) all rights (but not obligations) of Mortgagor in, to and under any and all insurance policies maintained by or for the benefit of Mortgagor with respect to the Mortgaged Property, and/or the business of Mortgagor conducted in connection therewith, all premiums paid thereunder and all proceeds paid or due and payable thereunder;

                  (k) all sums held in escrow at any time and from time to time by Mortgagee or any third party pursuant to this Mortgage and/or any other Loan Document, including, but not limited to, any account for (i) Property Taxes or Insurance premiums, (ii) security deposits, Contract deposits and operating expenses, or (iii) reserves of any kind.

                  (l) all rights (but not obligations) of Mortgagor in, to and under any and all proceeds, compensation, awards, damages and other payments (collectively, "proceeds") paid or due and payable by any Governmental Authority on account of any Taking in respect of the Mortgaged Property, including interest thereon, and the right to receive the same;

                  (m) all rights (but not obligations) of Mortgagor in, to and under all Accounts Receivable;

                  (n) all rights (but not obligations) of Mortgagor in, to and under any and all claims and/or causes of action of any kind whatsoever arising in tort, by contract or otherwise which Mortgagor now has or may at any time hereafter acquire with respect to the Mortgaged Property or any of portion of the Project, or any part thereof or interest therein, or the business of Mortgagor conducted in connection therewith;

                  (o) all rights (but not obligations) of Mortgagor in, to and under all contracts of sale for the Mortgaged Property or any other portion of the Project, or any part thereof or interest therein, and all sums paid or due and payable thereunder, including, without limitation, any and all earnest moneys and/or other deposits made or due and payable thereunder;

                  (p) all rights (but not obligations) of Mortgagor in, to and under all General Intangibles;

                  (q) all rights (but not obligations) of Mortgagor in, to and under all Permits, Plans, Warranties and Reports;

                  (r) all rights (but not obligations) of Mortgagor in, to and under all Equipment Leases;

                  (s) all rights (but not obligations) of Mortgagor with respect to: (i) any construction, design, architectural and engineering agreements relating to the Improvements or any part thereof, and (ii) payment and/or performance bonds, sureties, letters of credit and similar instruments issued with respect to all or any part of the Leased Premised, Improvements, or Equipment, together with any and all rights (but not obligations) of Mortgagor relating to any of the foregoing and necessary or desirable for Mortgagee to use any of the foregoing upon the occurrence of an Event of Default under any of the Loan Documents;

                  (t) all right, title and interest of Mortgagor as "declarant," "developer," "owner" or other similar capacity in, to and under any declaration of covenants, restrictions and easements and any other homeowners' or property owners' documents filed in respect of or otherwise affecting the Leased Premises or any other portion of the Project;

                  (u) all other rights and interests of Mortgagor, tangible and intangible, relating to the Mortgaged Property and the development, construction, operation and management thereof;

                  (v) all additions and appurtenances to, and all extensions, improvements, betterments, renewals, replacements and substitutions of, any of the foregoing hereafter acquired by or released to Mortgagor or constructed, assembled or placed on the Leased Premises, Improvements or any other portion of the Mortgaged Property, and all conversions of security constituted thereby, which additions, appurtenances and extensions, improvements, betterments, renewals, replacements, substitutions and conversions, immediately upon such acquisition, release, construction, assembling or placement, as the case may be, and in each case, without any further granting by Mortgagor, shall become part of the Mortgaged Property, and shall be subject to the security interest hereof fully, completely and with the same effect as though owned by Mortgagor on the date hereof and specifically described herein; and

                  (w) all proceeds of the conversion, voluntary or involuntary, permitted or otherwise, of any of the foregoing into cash or liquidated claims.

         TO HAVE AND TO HOLD for the purpose of securing the due, prompt and complete (1) payment of all principal, interest and other sums due and payable under the Debentures, (2) payment of all other sums which may now or hereafter be due and owing to Mortgagee under the terms of this Mortgage or any other Loan Document, including, without limitation, interest thereon, and (3) observance, performance, fulfillment and discharge of each and every obligation, covenant, condition, warranty, representation and agreement in the Debentures, this Mortgage and/or any other Loan Document, regardless of how characterized herein or therein (collectively, the "Obligations").

         1.2 SECURITY AGREEMENT. To further secure the Obligations, Mortgagor hereby grants to Mortgagee a security interest under the Uniform Commercial Code in and to any and all personal property and fixtures constituting the Mortgaged Property or any part thereof or interest therein, now owned or hereafter acquired, including, without limitation, the Equipment, Contracts, Accounts Receivable, General Intangibles and Equipment Leases and in and to any and all proceeds of the foregoing. This Mortgage shall constitute a "security agreement" under the Uniform Commercial Code, and Mortgagor and Mortgagee shall constitute the "debtor" and "secured party", respectively, thereunder. To the extent any part or interest in the Mortgaged Property may at any time be real property, fixtures, personal property or other, Mortgagee shall have a lien thereon. Mortgagee shall have any and all rights with respect to the personal property constituting the Mortgaged Property or any part thereof or interest therein afforded a secured party under the Uniform Commercial Code. Such rights shall be in addition to, but not in limitation of, the rights afforded Mortgagee with respect to real property under this Mortgage, all of which may be exercised concurrently or alternatively at the option of Mortgagee, without election or waiver of remedies.

         1.3 FIXTURE FILING. This Mortgage constitutes a fixture filing with respect to any goods or other items which are or are to become fixtures, and is intended to be filed in the real estate records of Miami-Dade County, Florida.

         1.4 LOAN DOCUMENTS. Reference is hereby made to the Debentures and the other Loan Documents, all of whose terms, covenants and provisions are incorporated herein by this reference.


2.       REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF MORTGAGOR.

         Mortgagor hereby represents, warrants, covenants and agrees as follows:

         2.1 PAYMENT OF INDEBTEDNESS. Terremark shall pay all principal, interest and other sums payable under each of the Debentures, as and when due thereunder in accordance with the terms and conditions thereof. The applicable terms of the Debentures are incorporated herein by this reference.

         2.2 TITLE OF MORTGAGOR. Mortgagor represents and warrants that Mortgagor has full right to execute and deliver this Mortgage and that Mortgagor has, subject to those exceptions to title in the title policy insuring this Mortgage and approved by Mortgagee, in its own right, good and indefeasible title to the Mortgaged Property which is free from all liens and encumbrances (subject only to exceptions to title stated on Schedule B of the policy of title insurance issued in favor of Senior Lender in connection with the Senior Loan Documents and to the liens of the Senior Lender pursuant to the Senior Credit Agreement), and has full power and authority to encumber the same by this Mortgage. Mortgagor shall make, execute, acknowledge and deliver in due form of law all such further or other deeds or assurances as may at any time hereafter be desired or required for the purpose of more fully and effectually encumbering and mortgaging the Mortgaged Property as hereby encumbered and mortgaged or intended so to be, unto Mortgagee, for the purposes set forth herein, and shall warrant and defend the Mortgaged Property and all parts thereof and interests therein unto all and every person or persons deriving any estate, right, title or interest therein under this Mortgage, against Mortgagor and all persons claiming through Mortgagor.

         2.3 OPERATION OF PREMISES. Mortgagor shall maintain the Mortgaged Property in good condition and repair. Mortgagor shall use and operate the Mortgaged Property in accordance with the terms and conditions of the NAPA Lease for the uses specified therein. Mortgagor shall not commit or suffer any waste of the Mortgaged Property and shall substantially comply with, or cause to be substantially complied with, all Governmental Requirements. Mortgagor shall not remove, demolish or materially alter or enlarge any Improvements or construct any additional Improvements, without the prior written consent of Mortgagee in each instance. Mortgagor shall complete and pay for, within a reasonable time, any Improvement now or at any time hereafter in the process of construction on the Mortgaged Property. Without Mortgagee's prior written consent in each instance, Mortgagor shall not: (i) initiate, join in or consent to (A) any change in any private restrictive covenant, zoning ordinance, Permit, or other public or private restrictions, limiting or affecting in any manner all or any part of the Mortgaged Property, and/or the uses which may be made thereof, or
(B) any change in the existing access to and from the Mortgaged Property, including, but not limited to, any vacation of any public roads, streets or access ways; or (ii) record any declaration of condominium, or other covenants, conditions or restrictions against the Mortgaged Property, or any part thereof.

         2.4 PAYMENT OF PROPERTY TAXES. Subject to the provisions of Sections
2.4 and 2.5 of this Mortgage, Mortgagor shall pay all Property Taxes and other charges and liens now or hereafter assessed or levied against the Mortgaged Property or any part thereof or interest therein on or before March 1 of each calendar year for which same are assessed. In case Mortgagor shall fail to pay such taxes by March 1 of such year, Mortgagee may, but shall not be obligated to, pay the same in whole or part. All sums so paid by Mortgagee in discharge of such Property Taxes and other charges and liens shall be due and payable by Mortgagor to Mortgagee on demand. All sums so advanced and all interest thereon shall be a lien on and security interest in the Mortgaged Property and shall be secured by this Mortgage. Notwithstanding the foregoing, Mortgagor shall not be required to pay any Property Taxes which are payable by the Project Owner and not separately assessed against the Mortgaged Property, but to the extent any such Property Taxes are payable as part of Tenant's Proportionate Share of Real Estate Taxes (as such terms are defined in the NAPA Lease), Tenant shall pay same to the Project Owner in accordance with the provisions of the Lease.

         2.5 CONTESTING PROPERTY TAXES. Mortgagor shall have the right to contest or object to the amount or validity of any Property Taxes separately assessed against the Mortgaged Property by appropriate legal proceedings, but no such contest shall be deemed or construed in any way to relieve, modify or extend Mortgagor's covenant to pay such Property Taxes unless (i) payment of the Property Taxes that Mortgagor intends to contest or object to would, by operation of law, constitute a waiver of Mortgagor's right to contest the same and (ii) the conduct of legal proceedings to contest or object to such Property Taxes shall conclusively operate to prevent the sale of the Mortgaged Property or any part thereof or interest therein, in payment of such Property Taxes, prior to final determination of such proceedings. In no event shall Mortgagor's decision to contest the imposition of any Property Taxes affect Mortgagor's obligation to continue to make payments to Mortgagee or its designee on account of Property Taxes, as elsewhere provided herein.

         2.6 INSURANCE COVERAGE. Mortgagor shall at all times provide, maintain and keep in force the following policies of insurance:

                  (a) Property insurance against loss or damage to the Improvements by fire and all other risks of physical loss or damage (including windstorm), with coverage known as "all risk," and containing an "agreed amount endorsement" or other endorsement to eliminate application of the coinsurance clause. The amount of such coverage shall in no event be less than the full replacement cost of the Improvements (without deduction for depreciation), including, without limitation, sprinkler leakage, demolition cost, cost of debris removal, increased cost of construction arising from operation or enforcement of building laws and ordinances. The deductible for such coverage shall in no event be less than Ten Thousand Dollars ($10,000.00) with respect to the losses for any casualty other than wind damage. The windstorm deductible shall in no event exceed two percent (2%) of the estimated replacement cost of the Improvements, exclusive of foundations and footings;

                  (b) If the Improvements are located in a Special Flood Hazard Area, as defined by the Flood Insurance Rate Map issued by the Department of Housing and Urban Development, flood insurance. Such amount shall in no event be less than the full replacement cost of the Improvements (without deduction for depreciation);

                  (c) To the extent that any Rents realized from the Mortgaged Property constitute rental income (as such term is commonly understood in the insurance industry), insurance against loss of rental income caused by the perils required to be insured against in (a), (b), (e), and (f) of this Section, on an Actual Loss Sustained basis. In no event shall the amount of such coverage be less than one (1) year's gross rental income, excluding only non-continuing expenses;

                  (d) To the extent that any Rents realized from the Mortgaged Property constitute business income (as such term is commonly understood in the insurance industry), insurance against loss of business income caused by the perils required to be insured against in (a), (b), (e) and (f) of this Section, on an Actual Loss Sustained basis. In no event shall the amount of such coverage be less than one (1) year's gross business income, excluding only non-continuing expenses;

                  (e) Boiler and machinery insurance covering damage to pressure vessels, air tanks, boilers, machinery, pressure piping, electrical, heating, ventilation and air conditioning equipment, and elevator and escalator equipment, provided the Improvements contain equipment of such nature;

                  (f) Comprehensive General Commercial liability insurance (including coverage for elevators and escalators, if any, on the Mortgaged Property and completed operations coverage for two (2) years after construction of Improvements has been completed), on an "occurrence" basis, against claims for bodily injury including death, property damage and "Personal Injury" occurring in, on or about the Mortgaged Property and the adjoining streets, sidewalks and passageways. In no event shall the amount of such coverage be less than Ten Million and No/100 Dollars ($10,000,000.00);

                  (g) Motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles, containing minimum limits per occurrence of One Million Dollars ($1,000,000.00);

                  (h) Workers' Compensation insurance (including Employers' Liability) in accordance with all Governmental Requirements for all employees of Mortgagor engaged on or with respect to the Mortgaged Property;

                  (i) During the course of any construction or repair of the Improvements or any portion thereof (in addition to the coverages described above),

                           (1) Workers Compensation insurance (including
Employers' Liability) in accordance with all Governmental Requirements on all employees of contractors, subcontractors, consultants and vendors engaged on or with respect to the Mortgaged Property;

                           (2) Comprehensive General Commercial liability
insurance covering operations of all contractors and subcontractors (including coverage for elevators and escalators, if any, on the Mortgaged Property and completed operations coverage for two (2) years after construction of Improvements has been completed), on an "occurrence" basis, against claims for bodily injury including death, property damage and "Personal Injury" occurring in, on or about the Mortgaged Property and the adjoining streets, sidewalks and passageways. In no event shall the amount of such coverage be less than Ten Million and No/100 Dollars ($10,000,000.00);

                           (3) Builders' risk completed value insurance against
"all risks of physical loss," including collapse and transit coverage, in nonreporting form, covering the total value of work performed and equipment, supplies and materials furnished, and containing the "permission to occupy before completion of work" endorsement. The amount of such coverage shall in no event be less than the full replacement cost of the Improvements (without deduction for depreciation). The deductible for such coverage shall in no event be less than Ten Thousand Dollars ($10,000.00); and

                           (4) Evidence that the general contractor has obtained
and is maintaining in full force and effect at all times adequate contractor's liability insurance (including automobile liability and contractual liability coverage) and Worker's Compensation Insurance in accordance with all Governmental Requirements; and

         2.7 POLICIES AND PREMIUMS.

                  (a) At least thirty (30) days prior to the expiration of each insurance policy, Mortgagor shall furnish Mortgagee with written evidence of the payment of the premium and arrangements for the reissuance of a policy continuing insurance in force as required by this Mortgage.

                  (b) All policies required hereunder shall contain a provision that such policies shall not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to Mortgagee.

                  (c) All policies of insurance shall be issued by companies which are authorized to do business in the State of Florida and shall have a Best's rating of not less than A/XIII.

                  (d) If Mortgagor fails to keep in force the policies of insurance required by this Mortgage, Mortgagee may, but shall not be obligated to, procure such insurance or single interest insurance for such risks covering Mortgagee's interest and pay the premiums for any such insurance, all without Mortgagor's consent, so as to prevent any lapse in coverage. All sums advanced by Mortgagee to pay premiums on insurance policies which Mortgagor is required to maintain hereunder shall be due and payable by Mortgagor to Mortgagee on demand. All sums so advanced and all interest thereon shall be a lien on and security interest in the Mortgaged Property and shall be secured by this Mortgage in addition to all of the other Obligations.

                  (e) In the event of foreclosure of this Mortgage or other transfer of title or assignment of the Mortgaged Property in lieu of foreclosure, all right, title and interest of Mortgagor in and to all policies of insurance required by this Mortgage shall, including all premiums theretofore paid by Mortgagor, inure to the benefit of and pass to Mortgagee or any other purchaser or purchasers of the Mortgaged Property at the foreclosure sale.

         2.8 PAYMENT OF INSURANCE PREMIUMS. Mortgagor shall pay, when and as due and payable, all premiums with respect to all insurance policies required hereunder. In case Mortgagor shall default in the payment thereof when the same shall be due and payable, Mortgagee may, but shall not be obligated to, pay the same in whole or part. All sums so paid by Mortgagee for such insurance premiums shall be due and payable by Mortgagor to Mortgagee on demand. All sums so advanced and all interest thereon shall be a lien on and security interest in the Mortgaged Property and shall be secured by this Mortgage. Upon request of Mortgagee, Mortgagor shall exhibit to Mortgagee receipts for the payment of such insurance premiums.

         2.9 PROJECT INSURANCE. Mortgagor shall, on an annual basis, commencing with the first anniversary of the date hereof, and on each April 30 thereafter, request from the Project Owner evidence of such insurance covering the Project as is in effect from time to time, including any and all such insurance required by the provisions of the NAPA Lease. To the extent that the cost of any such insurance is included in Tenant's Proportionate Share of Operating Charges (as such terms are defined in the NAPA Lease), Tenant shall pay same to the Project Owner in accordance with the provisions of the Lease.

         2.10 LEASES.

                  (a) Except for service orders and license agreements entered into between customers of Mortgagor and Mortgagor, Mortgagor shall not enter into any Leases without Mortgagee's prior written consent in each instance, which consent may be granted or withheld in Mortgagee's sole discretion, unless:
(i) such Lease provides for Rents due and payable thereunder at market rates and otherwise be upon such terms and conditions as are agreed to as the result of good faith, bona fide arms-length negotiations; (ii) the demised premises under such Lease is used solely for legal purposes consistent with the NAPA Lease and any use restrictions of record; (iii) such Lease does not grant any option or right to acquire the Mortgaged Property or any part thereof or interest therein;
(iv) such Lease is at all times subject, subordinate and inferior in all respects to the lien and operation of this Mortgage and all other Loan

Documents, and the tenant thereunder enters into an agreement confirming same or the Lease so provides; and (v) Mortgagor obtains the consent of the Project Owner to enter into any Leases to the extent such consent is required by the terms of the NAPA Lease.

                  (b) Mortgagor shall pay, perform and discharge, in all material respects, as and when payment, performance and discharge are due, all obligations of Mortgagor as landlord under all Leases. Mortgagor shall give Mortgagee prompt notice of any default by Mortgagor claimed by any tenant under any Lease, together with a copy of any notice of default given by any such tenant to Mortgagor.

                  (c) Mortgagor shall, at Mortgagor's expense: (i) enforce all material covenants and agreements on the tenant's part to be performed or complied with under each of the Leases and on any guarantor's part to be performed or complied with under any guaranty given in connection with any Lease; (ii) diligently pursue all commercially reasonable remedies, including, without limitation, claims for damages available at law or in equity against any tenant under a Lease or guarantor thereof; and (iii) appear in and defend any action or proceeding arising from or connected with any of the Leases or any obligation or liability of Mortgagor as landlord thereunder.

                  (d) Mortgagor shall not, without Mortgagee's prior written consent in each instance, accept prepayment of rent under any Lease or permit any tenant to offset or credit sums due and payable by Mortgagor to such tenant against Rents, as the case may be, for more than thirty (30) days in advance. Mortgagor shall not, without the prior written consent of Mortgagee, create, or subordinate any Leases to (or permit, allow, or suffer any such subordination), any lien or security interest which would be superior to the Leases or would, upon foreclosure thereof, extinguish the Leases.

                  (e) Mortgagor shall, from time to time, execute, acknowledge and deliver to Mortgagee an assignment of the Leases, in form and substance satisfactory to Mortgagee, transferring and assigning Mortgagor's interest in the Leases to Mortgagee as security for the Debentures and other Loan Documents. Mortgagor shall furnish to Mortgagee copies of all Leases requested by Mortgagee within ten (10) days following Mortgagee's demand therefor.

                  (f) Notwithstanding the foregoing, so long as no Default or Event of Default exists and is continuing, Mortgagor may enter into collocation agreements on commercially reasonable, market rate terms and conditions.

         2.11 ENVIRONMENTAL COMPLIANCE.

                  (a) In addition to and without limiting any other Obligations, Mortgagor shall substantially comply with all Environmental Laws relating to the Mortgaged Property and the conduct of Mortgagor's business in connection therewith. Mortgagor shall remove and dispose of any Hazardous Substance found on, in, under or affecting the Mortgaged Property which do not comply with Environmental Law. All such removals and disposal shall be undertaken and performed in substantial compliance with Environmental Laws. Mortgagor shall not release, or permit, allow or suffer any release or threat of release, of any Hazardous Substance on, in, under or affecting the Mortgaged Property or from the Mortgaged Property onto any properties adjacent to the Mortgaged Property, except for such DE MINIMIS reasonable releases typically associated with the use of portions of the Mortgaged Property or the Project for driving and parking motor vehicles or with the normal and routine usage of cleaning products, and which are not likely to result in any material liability under any Environmental Laws. Mortgagor shall not generate or permit, allow or suffer any Hazardous Substances to be generated on, in or under the Mortgaged Property. Mortgagor shall not store or permit, allow or suffer Hazardous Substances to be stored on, in or under the Mortgaged Property (except for such amounts commonly and lawfully stored for use in the normal maintenance and operation of the Mortgaged Property for its intended purpose). Mortgagor shall not permit, allow or suffer any lien under any Environmental Law to attach to or encumber the Mortgaged Property or any part thereof or interest therein.

                  (b) Mortgagor shall indemnify and defend Mortgagee (with attorneys reasonably acceptable to Mortgagee) and hold Mortgagee harmless from and against any and all Environmental Losses.

                  (c) If Mortgagor shall fail to comply with any of the provisions of this Section or any provision of any other Loan Document relating to Hazardous Substances and/or Environmental Laws, Mortgagee shall have the right (upon providing prior written notice to Mortgagor), but not the obligation, to enter upon the Mortgaged Property and to expend funds to cure such failure by performing such remedial work as may be necessary to make the Mortgaged Property conform to all Environmental Laws. Any amounts expended by Mortgagee as a result thereof shall be due and payable by Mortgagor to Mortgagee on demand. All such amounts and all interest thereon shall be part of the Obligations secured by this Mortgage and shall constitute a lien on and security interest in the Mortgaged Property. Any partial exercise by Mortgagee of Mortgagee's remedies herein, including any partial undertaking by Mortgagee of remedial work, shall not obligate Mortgagee to continue to exercise such remedies or complete any remedial work commenced or take any further or additional actions or require Mortgagee to expend or incur any further sums in connection therewith. The exercise by Mortgagee of Mortgagee's remedies herein shall not operate to place upon Mortgagee any responsibility for the operation, control, care, management or repair of the Mortgaged Property, or make Mortgagee the "owner" or "operator" of the Mortgaged Property or a "responsible party" within the meaning of Environmental Laws.

                  (d) Mortgagor shall provide Mortgagee with prompt written notice: (i) upon Mortgagor becoming aware of the presence of any Hazardous Substance on the Mortgaged Property or any property adjacent thereto or of any release or threat of release of any Hazardous Substance on, in, under or affecting the Mortgaged Property or emanating from the Mortgaged Property, (ii) upon Mortgagor's receipt of any notice from any Governmental Authority in connection with any Hazardous Substance on, in, under or affecting the Mortgaged Property or emanating from the Mortgaged Property, and (iii) upon Mortgagor's obtaining knowledge of any incurrence of any expense by any Governmental Authority in connection with the assessment, containment or removal of any Hazardous Substances located on, in, under or affecting the Mortgaged Property or emanating from the Mortgaged Property.

         2.12 CASUALTY.

                  (a) If the Mortgaged Property or any part thereof or interest therein is damaged or destroyed by any casualty, Mortgagor shall give prompt written notice thereof to Mortgagee, and shall obtain and deliver to Mortgagee, at Mortgagor's cost, a reasonably detailed determination of the estimated cost of restoration prepared by a general contractor/engineer reasonably acceptable to Mortgagee.

                  (b) Mortgagee shall have the exclusive right to receive all proceeds of insurance payable on account of any loss, damage or destruction affecting the Mortgaged Property or any part thereof or interest therein (subject to the Senior Lender's prior rights to control such insurance proceeds), and Mortgagor hereby authorizes and directs each insurance company to pay all such insurance proceeds directly to Mortgagee. Mortgagor hereby absolutely, unconditionally and irrevocably assigns to Mortgagee all of Mortgagor's rights to such insurance proceeds, including, without limitation, the right to receive the same, and Mortgagor agrees to execute such further assignments confirming the foregoing as Mortgagee may from time to time require. If Mortgagor receives any such insurance proceeds, Mortgagor shall immediately turn over same to Mortgagee. Mortgagee shall have the right, but not the obligation, to commence, appear in and prosecute in its own name, any action or proceeding in connection with any loss, damage or destruction and/or any insurance proceeds payable on account thereof. Without Mortgagee's prior written consent, Mortgagor shall not settle, adjust or compromise any claim for loss, damage or destruction affecting the Mortgaged Property, or any part thereof or interest therein, under any policies of insurance, and Mortgagee is hereby authorized and empowered by Mortgagor to settle, adjust or compromise all claims for loss, damage or destruction affecting the Mortgaged Property, or any part thereof or interest therein, under any policies of insurance without Mortgagor's consent. Mortgagee shall not be responsible for any failure to collect any insurance proceeds, regardless of the cause of such failure.

                  (c) So long as no Event of Default shall have occurred and be continuing, Mortgagee shall apply all of the Net Insurance Proceeds paid on account of any damage to or destruction of the Mortgaged Property to the Restoration Costs.

                  (d) Mortgagor shall repair all damage and destruction and restore the Mortgaged Property to a condition equal to or better than their condition before the casualty. Mortgagee shall disburse the Net Insurance Proceeds from time to time as work progresses, subject to the satisfaction of the following conditions:

                           (1) Delivery to Mortgagee of evidence that all
permits, licenses and approvals required for the work have been obtained and are in full force and effect;

                           (2) Delivery to Mortgagee prior to each disbursement
of Net Insurance Proceeds, of certificates of the approved architect or engineer that (A) all of the work completed has been done in compliance with the approved plans and specifications, if any, (B) such disbursement is justly required to reimburse Mortgagor for payments by Mortgagor to, or which are justly due to, contractors, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the work, (C) the amount of such disbursement, when added to all sums previously disbursed by Mortgagee, does not exceed the value of the work done to the date of such certificate, and
(D) the amount of Net Insurance Proceeds held by Mortgagee after such disbursement (without taking into account any holdbacks) will be sufficient on completion of the work to pay for the same in full;

                           (3) Delivery to Mortgagee, prior to each disbursement
of Net Insurance Proceeds, of waivers or releases of lien for work completed and title searches confirming that there has not been filed with respect to the Mortgaged Property any mechanics', construction, or other lien or instrument for the retention of title in respect of any part of the work not discharged of record; and

                           (4) Delivery when the work has been completed of a
copy of any and all certificates required by law to render occupancy of the Improvements and tenant spaces legal.

         Mortgagee shall not be obligated to disburse Net Insurance Proceeds more frequently than monthly but shall make monthly disbursements if requested in writing by Mortgagor subject to Mortgagor's compliance with this Section
2.12. The restoration shall be done and completed by Mortgagor in an expeditious and diligent fashion and in substantial compliance with all applicable Governmental Requirements. All plans and specifications required in connection with the restoration shall be subject to review and approval as to compliance with the provisions of this subparagraph (d) by Mortgagee's inspecting engineer.

                  (e) Mortgagee shall have the right, but not the obligation, to apply any proceeds held by it to cure any Event of Default by Mortgagor under the Loan Documents. Mortgagee shall have no obligation to release any insurance proceeds, following the occurrence and during the continuance of any Event of Default, in which event Mortgagee shall have the right to apply the same to any Obligations in such order as Mortgagee may determine. Excess insurance proceeds, if any, remaining after the completion of any repair and restoration being paid for out of Net Insurance Proceeds (and after the payment by Mortgagor of the portion of the costs and expenses thereof equal to the amount of any deductible under Mortgagor's insurance policy) shall be applied to any Obligations secured hereby in such order as Mortgagee may determine.

                  (f) Nothing herein shall excuse Mortgagor from operating and maintaining the Mortgaged Property following such casualty in accordance with
Section 2.3 ("Operation of Premises") of this Mortgage, or from promptly repairing all damage and restoring the Mortgaged Property to a condition equal to or better than the condition of the Mortgaged Property before the casualty, regardless of whether or not there are insurance proceeds available for such purposes or whether the amount of insurance proceeds is sufficient therefor, subject, however, to such temporary closure of the Mortgaged Property or portions thereof as may be necessary to effectuate repairs thereto so long as such closures are limited in scope and time to that which is consistent with prompt and diligent completion of such repairs and are in compliance with the provisions of the NAPA Lease. Neither the application by Mortgagee of any such insurance proceeds to the Obligations nor the release of the same to Mortgagor for the repair and restoration of the Mortgaged Property, or otherwise, shall cure or waive any Event of Default under this Mortgage or invalidate any act done pursuant to any notice of default given pursuant thereto.

                  (g) Notwithstanding any loss, damage or destruction of the Mortgaged Property or any part thereof or interest therein, or the application of any insurance proceeds realized thereby to the Obligations, Terremark shall continue to pay the Debentures in accordance with the terms thereof and perform all the other Obligations under this Mortgage until the entire indebtedness secured hereby has been paid in full and all other Obligations have been fully performed. No loss, damage or destruction shall be deemed to reduce any Obligations secured by this Mortgage or stay the accrual of interest thereon except to the extent insurance proceeds are actually received by the holders of the Debentures.

                  (h) If, following the occurrence of any loss, damage or destruction to the Premises, any part thereof or interest therein, but prior to the receipt by Mortgagee of any of the proceeds thereof, the Mortgaged Property shall be sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive all insurance proceeds payable on account of such loss, damage or destruction and apply such proceeds to any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and to all fees, costs and expenses, including reasonable attorneys' fees and expenses, incurred by Mortgagee in connection with the collection of such proceeds.

         2.13 CONDEMNATION.

                  (a) Mortgagor shall give prompt written notice to Mortgagee of the occurrence of any Taking or of the receipt by Mortgagor of any notice or other information regarding any Taking or contemplated Taking, and shall promptly deliver to Mortgagee copies of all papers and pleadings served in connection with any and all Takings.

                  (b) Mortgagee shall have the exclusive right to receive all proceeds payable to Mortgagor on account of any Taking (subject to the Senior Lender's prior rights to control such proceeds), and Mortgagor hereby authorizes and directs the Government Authorities doing such taking to pay all proceeds payable on account thereof directly to Mortgagee. If Mortgagor receives any such condemnation proceeds, Mortgagor shall immediately turn over same to Mortgagee. Mortgagee shall have the right, but not the obligation, to commence, appear in and prosecute in its own name any action or proceeding in connection with any Taking. Without Mortgagee's prior written consent, Mortgagor shall not settle or compromise any such action or proceeding, and Mortgagee is hereby authorized and empowered by Mortgagor to compromise or settle the same without Mortgagor's consent. Mortgagor hereby absolutely, unconditionally and irrevocably assigns to Mortgagee all of Mortgagor's rights in respect of any Taking, including, without limitation, the right to receive all proceeds thereof, and Mortgagor agrees to execute such further assignments confirming the foregoing as Mortgagee may from time to time require. Mortgagee shall not be responsible for any failure to collect any such proceeds, regardless of the cause of such failure.

                  (c) Mortgagee shall have the right, in its sole and absolute discretion and regardless of any impairment of security or lack thereof, to apply all or any part of the Net Condemnation Proceeds of any Taking to (i) the Obligations, in such order as Mortgagee may determine in its sole discretion, or
(ii) the Taking Restoration Costs. Mortgagor hereby acknowledges that in determining whether or not, in Mortgagee's sole and absolute discretion, to elect (i) or (ii) above, Mortgagee may take into account, among other factors, the following:

                           (1) The existence of any Default or Event of Default;

                           (2) whether the remaining portion of the Mortgaged
Property, after repair and restoration, will be economically viable;

                           (3) whether the Mortgaged Property, as so restored,
satisfies Mortgagee's then existing criteria for making loans on similar properties;

                           (4) the estimated Taking Restoration Costs; and

                           (5) the factors listed in clauses (3) through (11) of
Subsection 2.12(c) above.


Notwithstanding the foregoing provisions of this subparagraph (c), provided that no Event of Default then exists, Mortgagee shall make such Net Condemnation Proceeds available to Mortgagor for the sole purpose of paying the Taking Restoration costs, subject to and in accordance with the provisions of subparagraph (d) below, unless the casualty for which such Net Condemnation Proceeds were paid occurs within four (4) months of the maturity date of the Loan, as such maturity date has been or may be extended pursuant to the terms of the Debentures.

                  (d) If, pursuant to subparagraph (c) above, Mortgagee elects (or is required pursuant to subparagraph (c) above) to make such Net Condemnation Proceeds available to Mortgagor for the sole purpose of paying the Taking Restoration Costs instead of reduction of the Obligations as required herein, then: (1) Mortgagor shall to the maximum extent possible, repair all damage and restore the remaining portion of the Mortgaged Property to a condition equal to or better than the condition of the entire Premises before the Taking; and (2) Mortgagee shall disburse such Net Condemnation Proceeds from time to time as such work progresses, subject to such disbursement procedures, terms and conditions as Mortgagee may establish. Such procedures, terms and conditions may include, without limitation, the criteria set forth in Section
2.12 ("Casualty") of this Mortgage with respect to the disbursement of Net Insurance Proceeds for repair and restoration.

                  (e) Mortgagor acknowledges and agrees that the rights granted Mortgagee in this Section 2.13 in the event of any Taking of the Mortgaged Property, any part thereof or interest therein, constitute reasonable protections of Mortgagee's security therein, and that Mortgagor's agreement to comply with such terms, conditions and procedures as Mortgagee may impose in return for its agreement to apply the Net Condemnation Proceeds for repair and restoration constitutes consideration to Mortgagee for waiving its right hereunder to apply such proceeds to reduction of the indebtedness secured hereby. Mortgagee shall have the right, but not the obligation, to apply any Net Condemnation Proceeds held by it to cure any default by Mortgagor under the Loan Documents. Mortgagee shall have no obligation to release any Net Condemnation Proceeds, even after agreeing to apply the same to the Taking Restoration Costs for the Mortgaged Property, or after work thereon has commenced, following the occurrence of a Default or Event of Default under this Mortgage, in which event Mortgagee shall have the right to apply the same to any indebtedness secured hereby in such order as Mortgagee may determine. Excess Net Condemnation Proceeds, if any, remaining after the completion of any repair and restoration being paid for out of Net Condemnation Proceeds, shall be applied to any Obligations secured hereby in such order as Mortgagee may determine.

                  (f) Nothing herein shall excuse Mortgagor from operating and maintaining the Mortgaged Property or any portion thereof remaining after such Taking in accordance with the Section 2.2 ("Operation of Premises") of this Mortgage, or from promptly repairing and restoring the Premises or the remaining portion thereof, to the maximum extent possible, to a condition equal to or better than the condition of the entire Premises before such Taking, regardless of whether or not there are condemnation proceeds available for such purposes or whether the amount of such proceeds is sufficient therefor, subject, however, to such temporary closure of the Mortgaged Property or portions thereof as may be necessary to effectuate repairs and restoration so long as such closures are limited in scope and time to that which is consistent with prompt and diligent completion of such repairs and restoration and are in compliance with the provisions of the NAPA Lease. Neither the application by Mortgagee of any such proceeds to the Obligations secured hereby nor the release of the same to Mortgagor for the repair and restoration of the Mortgaged Property or otherwise shall cure or waive any Default or Event of Default under this Mortgage or invalidate any act done pursuant to any notice of default given pursuant thereto.

                  (g) Notwithstanding the occurrence of any Taking or the application of any proceeds realized thereby to the Obligations secured hereby, Mortgagor shall continue to pay the Debentures in accordance with the terms thereof and perform all the other obligations under this Mortgage until the entire indebtedness secured hereby has been paid in full and all other Obligations have been fully performed. No Taking shall be deemed to reduce any Obligations secured by this Mortgage or stay the accrual of interest thereon, except to the extent any proceeds thereof are actually received by Mortgagee and Mortgagee has given written notice to Mortgagor of the application of such proceeds to the reduction of the Obligations.

                  (h) Notwithstanding anything in this Mortgage to the contrary, if, following the occurrence of any Taking but prior to the receipt by Mortgagee of any of the proceeds thereof, the Mortgaged Property shall be sold on foreclosure of this Mortgage, Mortgagee shall have the exclusive right to receive all proceeds payable on account of such Taking and apply such proceeds to any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and to all fees, costs and expenses, including attorneys' fees and expenses, incurred by Mortgagee in connection with the collection of such proceeds.

         2.14 RESTRICTIONS ON ALIENATION AND FURTHER ENCUMBRANCES.

                  (a) Mortgagor shall not, without Mortgagee's prior written consent in each instance, which may be given or withheld in Mortgagee's absolute and sole discretion, voluntarily or involuntarily sell, assign, convey, transfer, grant, or otherwise dispose of (or permit, allow or suffer same), or permit, allow or suffer any person to voluntarily or involuntarily purchase or otherwise acquire, the Mortgaged Property or any legal or beneficial interest in the Mortgaged Property or any part thereof or interest therein (including, without limitation, any "net," "master" or "ground" leasing of the Mortgaged Property) except in the ordinary course of business.

                  (b) Mortgagor shall not, without Mortgagee's prior written consent in each instance, which may be given or withheld in Mortgagee's absolute and sole discretion, permit, allow or suffer: (i) any change in the organizational structure of Mortgagor; or (ii) any voluntary or involuntary sale, assignment, conveyance, transfer, or other disposition of any shares or other legal or beneficial interest in Mortgagor.

                  (c) Mortgagor shall not, without Mortgagee's prior written consent in each instance, which may be given or withheld in Mortgagee's absolute and sole discretion, voluntarily or involuntarily (i) sell, assign, convey, transfer, grant or otherwise dispose of the Mortgaged Property, or any part thereof or interest therein, as security for any indebtedness, other obligations, or otherwise, (ii) assign the whole or any part of the Leases or the rents, issues, profits, royalties, bonuses, income or other benefits derived from or produced by the Mortgaged Property, (iii) except in the ordinary course of business, otherwise lien, mortgage, collateralize, pledge, grant a security interest in, or in any way hypothecate, directly or indirectly, the Mortgaged Property (including, but not limited to, the Leases and Rents and Mortgagor's right, title, interest and estate in, to and under the NAPA Lease), or any part thereof or interest therein, (iv) lien, mortgage, encumber, collateralize, pledge or in any way hypothecate, directly or indirectly, any shares or other legal or beneficial interest in Mortgagor, or (v) permit, allow or suffer any of the foregoing to take place.

                  (d) Notwithstanding the foregoing subparagraph (c), Mortgagor shall have the right, without first obtaining Mortgagee's consent, to remove and dispose of, free and clear of the lien and security interest of this Mortgage, such Equipment as may from time to time become worn out or obsolete, provided that Mortgagor shall either (1) simultaneously with or prior to removing any such Equipment, replace such Equipment with other equipment of a value at least equal to that of the replaced Equipment, free and clear of any leases, title retention or security agreement, or other encumbrance, and by such removal and replacement Mortgagor shall be deemed to have subjected such Equipment to the lien and security interest of this Mortgage, or (2) promptly pay over to Mortgagee all net cash proceeds received from such disposition, which sums shall be applied by Mortgagee to any Obligations in such order as Mortgagee may determine.

                  (e) Notwithstanding the foregoing subparagraph (c), the filing of one or more mechanics' or construction liens against the Mortgaged Property shall not be an Event of Default hereunder if such lien complies with the provisions of Section 2.15 of this Mortgage ("Construction Liens").

         2.15 CONSTRUCTION LIENS. Mortgagor shall, within fifteen (15) days after Mortgagor receives notice or otherwise learns thereof, pay and discharge, at Mortgagor's cost and expense, all construction liens, encumbrances and charges upon the Mortgaged Property, or any part thereof, or any interest therein. Mortgagor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided that Mortgagor shall first deposit a bond, cash or other security, in conformance with Chapter 713, Florida Statutes, with respect to such lien(s), in such amounts and in such form and content so as to cause such lien(s) to be removed as lien(s) against the Mortgaged Property, and deliver to Mortgagee such proof of the removal of such lien(s) as shall be satisfactory to Mortgagee in its sole and absolute discretion.

         2.16 EASEMENTS AND RESTRICTIONS. All proposed easements, plats, declarations of condominium, declarations of covenants and restrictions, homeowner's association documents, and other instruments (and any amendment to or modifications of any such instruments) which would or might affect the title to the Mortgaged Property shall be submitted to Mortgagee for Mortgagee's approval (and execution solely as a lienholder if Mortgagee approves same) prior to the execution thereof by Mortgagor, accompanied by a survey showing the exact proposed location thereof, as applicable, and such other information as Mortgagee shall reasonably require. Mortgagor shall not subject the Mortgaged Property, or any part thereof, to any declaration of condominium, timeshare documents or restrictive covenant without the prior written consent of Mortgagee.

         2.17 EQUIPMENT AND EQUIPMENT LEASES.

                  (a) During the term of this Mortgage, the Mortgaged Property shall be furnished and equipped in a manner required by the Lease and as appropriate to the Project.

                  (b) Mortgagor covenants and agrees that all Equipment encumbered by this Mortgage shall be fully paid for and free from all liens, encumbrances, leases, and title retention agreements when delivered and installed upon the Mortgaged Property, and all such Equipment shall be deemed to be realty and part of the freehold, to the maximum extent permitted by law. Subject to the provisions of the Senior Credit Agreement concerning Existing Equipment Leases, as defined therein, Mortgagor shall not enter into any material Equipment Lease, or any other material agreement by which Mortgagor is given possession of the Equipment without ownership thereof, without Mortgagee's prior written consent. Mortgagor specifically acknowledges and agrees that Mortgagee may condition such consent on the satisfaction of such requirements as Mortgagee may specify, including, but not limited to, requirements that the Equipment Lease shall:

                           (i) be with unaffiliated third party vendors, at
arms' length, market rate terms and conditions;

                           (ii) provide that the lessor shall give Mortgagee
written notice of default by Mortgagor under the Equipment Lease, and a reasonable period of time from the date of the default, but in no event less than thirty (30) days, in which to cure the default;

                           (iii) provide that the lessor unconditionally
consents to Mortgagor's grant of a lien and encumbrance upon, and security interest in, such Equipment Lease pursuant to this Mortgage and the other Loan Documents, and covenants and agrees that in the event Mortgagee or its designee forecloses upon this Mortgage or otherwise realizes upon or becomes the owner of any of the Mortgaged Property, such lessor shall, at the Mortgagee's request:
(x) recognize Mortgagee or its designee and the successors and assigns of the Mortgagee or its designee as the holder of the rights of the lessee under such Equipment Lease; and (y) accept payment and performance by each such party of the obligations of the lessee thereunder.

                           (iv) not be modified or terminated without
Mortgagee's prior written consent;

                           (v) include a requirement that the leased Equipment
be kept and used exclusively on, and in connection with the business conducted at, the Mortgaged Property;

                           (vi) include an express release of any statutory or
common law landlord's lien on any other property of Mortgagor;

                           (vii) give Mortgagor and/or Mortgagee the right to
purchase the Equipment subject to the Equipment Lease, by paying the unamortized value of such Equipment and no other premiums, fees, charges or other sums; and

                           (viii) otherwise be satisfactory in form and content
to Mortgagee. No item of Equipment which is subject to an Equipment Lease may be brought onto the Mortgaged Property prior to Mortgagor's delivery to Mortgagee of a copy of the Equipment Lease and Mortgagee's written approval of same.

                  (c) All Equipment shall be used directly and exclusively in the operation or management of the Mortgaged Property. Mortgagor shall at all times duly and promptly perform and comply, in all material respects, with all obligations of Mortgagor under any material Equipment Lease, and if Mortgagor shall fail to do so, Mortgagee may, upon the occurrence and during the continuance of an Event of Default, but shall not be obligated to, take any action as Mortgagee deems necessary or desirable to prevent or to cure any default or alleged default by Mortgagor thereunder. Upon receipt by Mortgagee, during the continuance of an Event of Default, of any written notice of such a default by Mortgagor in the observance or performance of any of the terms, covenants or conditions in the Equipment Leases, Mortgagee may rely thereon and may, but shall not be obligated to, take any required action to prevent or cure such default, even if the existence of such default or the nature thereof be questioned or denied by or on behalf of Mortgagor. Mortgagor shall deliver to Mortgagee, at any time and from time to time, upon request by Mortgagee, evidence reasonably satisfactory to Mortgagee that the Equipment Leases are in full force and effect, without default thereunder by any party, and without the occurrence of any event, which would, upon the lapse of time or the giving of notice, or both, result in a default thereunder. Mortgagor shall give Mortgagee prompt written notice of any material default by any party under any material Equipment Lease.

         2.18 RECORDS AND ACCOUNTS. Mortgagor shall keep or cause to be kept full, true and complete records and books of account, in accordance with generally accepted accounting principles on a calendar year basis. Mortgagor's accounts shall be kept current at all times, and all transactions of Mortgagor shall be promptly and accurately entered therein. All Mortgagor's records and books of account, originals of all documents with respect to its organization, all minute books and other records relating to its continued existence, complete and accurate records of all persons, directly or indirectly through one or more intermediary persons, owning a legal or beneficial interest in Mortgagor as shareholders, partners, members or otherwise, originals of all Leases, Contracts, Permits, insurance policies and any and all other agreements relating to or affecting the Mortgaged Property, all correspondence and other files relating thereto, originals of all licenses and permits, all plans and specifications with respect to the Mortgaged Property, all environmental reports, financial analyses, engineering reports, appraisals and other studies undertaken by, for or at the direction of Mortgagor with respect to the Mortgaged Property and all other documents and materials of any kind whatsoever relating to Mortgagor, the Mortgaged Property and/or the business of Mortgagor conducted thereat normally and usually maintained by owners of similar properties shall be kept and maintained by Mortgagor at the Mortgaged Property or at the principal office of Mortgagor.

         2.19 REPORTS TO MORTGAGEE. In addition to all other deliveries which Mortgagor is required to make to Mortgagee elsewhere in this Mortgage and without limiting Mortgagor's obligations with respect thereto, Mortgagor shall deliver the following to Mortgagee, all of which shall be prepared at Mortgagor's sole cost and expense:

                           (1) No later than ten (10) days following Mortgagee's
demand therefor, upon the occurrence and during the continuance of an Event of Default, copies of all Leases, Contracts, Equipment Leases, and other agreements relating to or affecting Mortgagor or the Mortgaged Property, certified as true and complete by an Approved Signatory.

                           (2) No later than ten (10) days following Mortgagee's
demand therefor, a certificate of Mortgagor stating the amount of the then unpaid principal balance of the Debentures, the amount of any unpaid interest accrued thereon, the interest rate then being earned on the outstanding principal balance of the Debentures, the date to which the last installment of interest or principal and interest has been paid, and whether or not, to the best of Mortgagor's knowledge, any Default or Event of Default then exists.

                           (3) No later than ten (10) business days after
Mortgagor's receipt thereof, true and complete copies of (1) all written notices of default, given to Mortgagor by any tenant under a Lease or by any party to a material Contract, Equipment Lease or other agreement with respect to or affecting Mortgagor or the Mortgaged Property, (2) all notices issued by any Governmental Authority having jurisdiction over Mortgagor or the Mortgaged Property of any violation of Governmental Requirements at the Mortgaged Property, and (3) all notices, correspondence, legal papers or other documents relating to any material suits, proceedings or other actions threatened in writing, being commenced or pending against Mortgagor or the Mortgaged Property before any court of law, administrative agency, arbitration panel or other adjudicating body.

         2.20 MORTGAGEE'S DUE DILIGENCE.

                  (a) Mortgagee and its officers, employees, representatives, consultants, accountants, advisers, contractors and other agents shall have the right, but not the obligation, at any time and from time to time, upon the occurrence and during the continuance of an Event of Default, on reasonable advance notice during ordinary business hours (1) to enter upon the Mortgaged Property and all portions thereof in order to conduct any and all inspections, tests, appraisals and other investigations, including, without limitation, physical inspections and environmental audits and tests, as Mortgagee may in its sole and absolute discretion deem necessary or advisable, (2) inspect, copy (at Mortgagor's expense) and audit all of Mortgagor's files, accounts, books and records, including, without limitation, the documents and materials described in
Section 2.18 (Records and Accounts) at the Mortgaged Property or Mortgagor's principal office, and (3) conduct discussions with tenants under Leases, mortgagees under other mortgages, parties under Contracts, Equipment Leases and other agreements pertaining to or affecting Mortgagor, the Mortgaged Property or the business of Mortgagor conducted with respect thereto and/or any Governmental Authorities having jurisdiction over Mortgagor or the Mortgaged Property or any part thereof or interest therein.

                  (b) Mortgagor shall cooperate with and assist Mortgagee in its efforts to acquire such information with respect to Mortgagor, the Mortgaged Property and/or the business of Mortgagor conducted thereon as Mortgagee may reasonably require and shall promptly answer such inquiries with respect thereto as Mortgagee may at any time or from time to time make.

                  (c) All fees, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred or expended by Mortgagee in conducting such due diligence with respect to Mortgagor, the Mortgaged Property and/or the business of Mortgagor with respect thereto upon the occurrence and during the continuance of an Event of Default, including, without limitation, physical inspections, appraisals and environmental audits and tests, shall be deemed to be incurred and/or expended in connection with the collection of the Obligations and Mortgagee shall be reimbursed by Mortgagor therefor as provided in Section 2.21 (Reimbursement of Expenses).

         2.21 REIMBURSEMENT OF EXPENSES. Any and all fees, costs and expenses incurred or expended by Mortgagee, including, without limitation, reasonable attorneys' fees and expenses, whether in connection with any action or proceeding or not, to sustain the lien of this Mortgage or its priority, or to protect or enforce any of its rights and remedies hereunder or judgments rendered in connection with the Loan Documents, or to recover any indebtedness hereby secured, or for any title examination or title insurance policy relating to the title to the Mortgaged Property, shall be due and payable by Mortgagor to Mortgagee on demand. All sums so advanced and all interest thereon shall be a lien on and security interest in the Mortgaged Property and shall be secured by this Mortgage in addition to all other Obligations.

         2.22 NAPA LEASE. Mortgagor represents, warrants covenants and agrees that:

                  (a) Mortgagor shall promptly pay when due, prior to the time when non-payment would give the lessor under the NAPA Lease the right to terminate the NAPA Lease, all rents (including minimum or base rents, percentage rents and additional rents), taxes and all other sums and charges mentioned in and made payable by the NAPA Lease.

                  (b) Mortgagor shall keep and perform each and every covenant, agreement and obligation of the lessee set forth in the NAPA Lease, will do all things necessary to preserve and keep unimpaired Mortgagor's rights under the NAPA Lease and will not commit, suffer or permit any breach thereof. If Mortgagor shall default under the NAPA Lease or if the lessor thereunder shall allege a default by Mortgagor, Mortgagee may (but shall not be obligated to) immediately, in addition to exercising any of its remedies provided in ARTICLE THREE of this Mortgage with respect to an Event of Default, at its option and without being bound by any curative or grace period provided for the NAPA Lease or by this Mortgage, take any action necessary or desirable to cure any default alleged or otherwise by Mortgagor in the performance of any of the terms, covenants and conditions of the NAPA Lease. Upon receipt by Mortgagee of any written notice of default by Mortgagor in the observance or performance of any provisions of the NAPA Lease, Mortgagee may rely thereon and may (but shall not be obligated to) take any action required to prevent or cure such default even though the existence of such default or the nature thereof be questioned or denied by or on behalf of Mortgagor. Mortgagor hereby expressly grants to Mortgagee, and agrees that Mortgagee shall have the absolute and immediate right, upon notice to Mortgagor in any manner Mortgagee elects, including without limitation notice by telephone or telefax, to enter in and upon the Premises or any part thereof to such extent and as often as Mortgagee, in its sole discretion, deems necessary or desirable in order to cure any such default by Mortgagor under the NAPA Lease. All sums so expended shall be secured by the lien of this Mortgage, shall be due upon demand and shall be secured by the lien of this Mortgage.

                  (c) Mortgagor shall give immediate notice to Mortgagee of any material defaults by the lessor or the Mortgagor under the NAPA Lease, or the receipt by Mortgagor of any notice of such a default or of the intention of lessor or lessee thereunder to terminate the NAPA Lease, or of any notice, summons or legal process which may affect the validity of the NAPA Lease or the term thereof or which may affect either Mortgagor's or Mortgagee's interests in, or possession of, the Premises, or any part thereof, or which relates to any payment, act or thing, which is required by this Mortgage or the NAPA Lease to be paid, done or performed. Mortgagor shall furnish to Mortgagee, promptly upon request, any and all information concerning the performance by Mortgagor of Mortgagor's obligations under the NAPA Lease, and shall permit Mortgagee or its agent at all reasonable times to make investigation of or concerning such performance. Mortgagor shall take all reasonable steps, including legal proceedings, to protect its own right, title and interest in any of the Premises and to enable Mortgagee to defend its interests therein.

                  (d) Mortgagor shall not assign, transfer or encumber in any way whatsoever all or any part of the NAPA Lease, or all or any part of the rents, profits, or other income from the Premises, to any person without the prior written consent of Mortgagee, which may be given or withheld in Mortgagee's sole discretion, and any assignment, transfer or encumbrance of the NAPA Lease or of such rents, profits and other income without such prior written consent shall be null, of no effect and absolutely void.

                  (e) Mortgagor covenants that it shall not, without Mortgagee's prior written consent, which may be given or withheld in Mortgagee's sole discretion: (i) surrender the leasehold estate or any other interest in the NAPA Lease, (ii) terminate or cancel the NAPA Lease, (iii) materially modify, change, supplement, alter or amend the NAPA Lease, or (iv) release the lessor thereunder from any material obligations imposed upon it thereby, either orally or in writing. As further security for the repayment of the indebtedness secured hereby and for the performance of the covenants herein and in the NAPA Lease contained, Mortgagor hereby assigns to Mortgagee all of its rights, privileges, and prerogatives as lessee under the NAPA Lease to surrender, terminate, cancel, modify, change, supplement, alter or amend the NAPA Lease in violation of the foregoing, and any such surrender, termination, cancellation, modification, change, supplement, alteration or amendment of the NAPA Lease without Mortgagee's prior written consent thereto shall be void and of no force and effect.

                  (f) Mortgagor covenants that no release or forbearance of any of the Mortgagor's obligations under the NAPA Lease, pursuant to the NAPA Lease or otherwise, shall release Mortgagor from any of its obligations under this Mortgage, including its obligations with respect to the payment of rent as provided for in the NAPA Lease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the NAPA Lease, to be kept, performed and complied with by lessee therein.

                  (g) The provisions of this Mortgage and the other Loan Documents shall be deemed to be obligations of Mortgagor in addition to Mortgagor's obligations as lessee with respect to similar matters contained in the NAPA Lease, and the inclusion herein of any covenants and agreements relating to similar matters under which Mortgagor is obligated under the NAPA Lease shall not restrict or limit Mortgagor's duties and obligations to keep and perform promptly all of its covenants, agreements and obligations as lessee under the NAPA Lease; provided, however, that nothing in this Mortgage and the other Loan Documents shall be construed as requiring the taking of or the committing to take any action by Mortgagor or Mortgagee which would cause a default under the NAPA Lease.

                  (h) So long as this Mortgage is in effect, there shall be no merger of the NAPA Lease or any interest therein nor of the leasehold estate created thereby with the fee estate in the Premises or any portion thereof by reason of the fact that the NAPA Lease or such interest therein or such leasehold estate may be held directly or indirectly by or for the account of any person who shall hold the fee estate in the Premises or any portion thereof or any interest of the lessor under the NAPA Lease. Mortgagor shall not exercise any options or rights, if any, under the NAPA Lease with respect to the acquisition of fee title to the NAPA Lease Land or otherwise acquire such fee title, without Mortgagee's prior written consent and any attempt by Mortgagor to do so without Mortgagee's prior written consent shall be void and of no force or effect. In case Mortgagor acquires the fee title or any other estate, title or interest in the Premises covered by the NAPA Lease, this Mortgage shall attach to and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and encumbered by this Mortgage. Mortgagor shall promptly notify Mortgagee in writing of any such acquisition by Mortgagor and, on written request by Mortgagee, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the opinion of Mortgagee be required to carry out the intent and meaning hereof.

                  (i) Mortgagor shall, promptly after the execution and delivery of this Mortgage and the other Loan Documents, notify the lessor under the NAPA Lease in writing of the execution and delivery thereof and deliver or cause to be delivered to such lessor a copy of this Mortgage.

                  (j) If the NAPA Lease is terminated prior to the natural expiration of their respective terms by reason of default of the lessee thereunder, and if, pursuant to any provision the NAPA Lease, or otherwise, Mortgagee or its designee shall acquire from the lessor thereunder a new lease of the Premises, or of any part of the Premises, Mortgagor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby.

                  (k) Mortgagor hereby represents and warrants that: (i) the NAPA Lease is in all respects valid and existing; (ii) Mortgagor is not in default under any of its terms or provisions, (iii) there does not exist a state of facts which upon notice and lapse of any applicable grace period would constitute a default thereunder, (iv) no controversies exist involving any claim of such default, and (v) the terms of the NAPA Lease have not been changed or modified except as mentioned in the definition of "NAPA Lease" as set forth in Rider 1 to this Mortgage.

                  (l) Mortgagor shall furnish to Mortgagee, upon demand, proof of payment of all items which are required to be paid by Mortgagor pursuant to the NAPA Lease and proof of payment of which are required to be given to the lessor under the NAPA Lease.

                  (m) Mortgagor shall execute and deliver, on request of Mortgagee, such instruments as Mortgagee may deem useful or required to permit Mortgagee to cure any default under any term of the NAPA Lease or permit

Mortgagee to take such other action as Mortgagee considers desirable to cure or remedy the matter in default and preserve the interest of Mortgagee in the Premises.

                  (n) Mortgagor shall, at no cost to Mortgagee, use its diligent good faith efforts to obtain and deliver to Mortgagee from lessor, within fifteen (15) days after written request by Mortgagee and at no cost to Mortgagee, any lessor's estoppel certificate provided for in the NAPA Lease.

                  (o) In each and every instance under the NAPA Lease where Mortgagor, as lessee, has the right or authority to appoint or select an appraiser and/or an arbitrator, Mortgagor shall relinquish this right or authority to Mortgagee on demand, and Mortgagee, may, at its option, within the time periods required under the NAPA Lease, after consultation with Mortgagor, choose the subject appraiser and/or arbitrator on behalf of Mortgagor.

                  (p) For the purpose of curing any default by Mortgagor under the NAPA Lease, Mortgagee may (but shall not be obligated to) do any act or execute any document in the name of Mortgagor or as its attorney-in-fact in its name or otherwise to do any and all acts and to execute any and all documents which in the opinion of Mortgagee may be necessary or desirable to cure any default under the NAPA Lease or to preserve any rights of Mortgagor in, to or under the NAPA Lease, or sublease thereof, or to preserve any rights of Mortgagor whatsoever in respect to any part of the Premises.

                  (q) The curing by Mortgagee of any default by Mortgagor under the NAPA Lease shall not remove or waive, as between Mortgagor and Mortgagee, the Event of Default which occurred hereunder by virtue of the default by Mortgagor under the NAPA Lease.

                  (r) To the extent allowable by law, Mortgagor agrees as follows:

                           (1) The lien of this Mortgage shall attach to any and
all of Mortgagor's rights and remedies arising hereafter under or pursuant to Subsection 365(h) of the Bankruptcy Code, 11 U.S.C. 101 et seq. or any amendments thereto (the "Bankruptcy Code"), including, without limitation, all of Mortgagor s rights to remain in possession of the Premises.

                           (2) Mortgagor shall not, without first obtaining
Mortgagee's prior written consent, elect to treat the NAPA Lease as terminated under Subsection 365(h)(1) of the Bankruptcy Code. Any such election made without first obtaining Mortgagee's prior written consent shall be void.

                           (3) Mortgagor hereby unconditionally assigns,
transfers and sets over to Mortgagee, all of Mortgagor's claims and rights to the payment of damages arising from any rejection by lessor of the NAPA Lease under the Bankruptcy Code. If Mortgagor does not do so or after an Event of Default and while same continues, Mortgagee shall have the right to proceed in its own name or in the name of Mortgagor in respect of any claim, suit, action or proceeding relating to the rejection of the NAPA Lease, including, without limitation, the right to file and prosecute, with the joinder of Mortgagor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case with respect to ground lessor under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the indebtedness and obligations secured by this Mortgage shall have been satisfied and discharged in full. Any amounts received by Mortgagee as damages arising out of the rejection of the NAPA Lease as aforesaid shall be applied first to all fees, costs and expenses of Mortgagee (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the exercise of any of its rights or remedies under this paragraph, and then applied in accordance with the provisions of this Mortgage in the manner and order specified for condemnation proceeds.

                           (4) If any action, proceeding, motion or notice shall
be commenced or filed with respect to the lessor under the NAPA Lease or the Premises in connection with any case under the Bankruptcy Code and Mortgagor fails to participate in any such litigation to the reasonable satisfaction of Mortgagee, Mortgagee shall have the option, to the exclusion of Mortgagor, exercisable upon written notice from Mortgagee to Mortgagor, to conduct and control any such litigation with counsel of Mortgagee's choice. Mortgagee may proceed in its own name or in the name of Mortgagor in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents or other documents required by Mortgagee in connection therewith. Any expenditures or payments made or incurred by Mortgagee in connection with the prosecution or conduct of such litigation shall be secured by the lien of this Mortgage and shall, at the option of Mortgagee, be repayable immediately upon demand; and if Mortgagor shall fail to repay Mortgagee any such advance with interest as hereinafter provided within ten (10) days after demand for repayment of same, Mortgagee may, at its option, declare all sums evidenced by the Debentures or secured by this Mortgage to be immediately due and payable, and avail itself of any and all rights and remedies provided for herein. Mortgagor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the NAPA Lease in any such case under the Bankruptcy Code without first obtaining the prior written consent of Mortgagee.

                           (5) Mortgagor shall, promptly after obtaining
knowledge thereof, notify Mortgagee orally, by telephone, of any filing by or against the lessor under the NAPA Lease of a petition under the Bankruptcy Code, such telephone notice to be given to the location for Mortgagee specified herein for notice. Mortgagor shall also immediately thereafter and forthwith give written notice of such filing to Mortgagee, setting forth any information available to Mortgagor as to the date of such filing, the court in which such petition was filed, and the relief sought therein. Mortgagor shall also promptly, after Mortgagor's receipt, deliver to Mortgagee copies of any and all notices, summonses, pleadings, applications and other documents received by Mortgagor in connection with any such petition and in connection with any proceedings relating thereto.

                           (6) If there is filed by or against Mortgagor a
petition under the Bankruptcy Code, and Mortgagor as lessee under the NAPA Lease, determines to reject the NAPA Lease pursuant to Section 365(a) of the Bankruptcy Code, Mortgagor shall give Mortgagee prior written notice of the date on which Mortgagor shall apply to the Bankruptcy Court for authority to reject the NAPA Lease. Such date of application by Mortgagor shall not be less than ten
(10) days from the date of receipt as provided herein by Mortgagee. Mortgagee shall have the right, but not the obligation, to serve upon Mortgagor within such ten day period a written notice stating: (i) Mortgagee demands that Mortgagor assume and assign the NAPA Lease to Mortgagee pursuant to Section 365 of the Bankruptcy Code; and (ii) that Mortgagee covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the NAPA Lease. If Mortgagee serves upon Mortgagor the written notice described in the preceding sentence, Mortgagor shall not seek to reject the NAPA Lease and shall comply with the demand provided for in clause
(i) of the preceding sentence within thirty (30) days after such written notice shall have been given subject to the performance by Mortgagee of the covenant provided for in clause (ii) of the preceding sentence.

                           (7) Effective upon the entry of any order for relief
with respect to Mortgagor under Chapter 7 of the Bankruptcy Code, Mortgagor hereby assigns and transfers to Mortgagee a non-exclusive right to apply to the Bankruptcy Court under Subsection 365(d)(1) of the Bankruptcy Code for an order extending the period during which a NAPA Lease may be rejected or assumed.

All of the covenants of this Section 2.22 shall also apply to any subsequent leases affecting the Mortgaged Property where Mortgagor is lessee. The generality of the provisions of this section relating to the NAPA Lease shall not be limited by other provisions of this Mortgage setting forth particular obligations of Mortgagor which are also required of Mortgagor as the lessee under the NAPA Lease.


3.       EVENTS OF DEFAULT AND REMEDIES.

         3.1 EVENTS OF DEFAULT. Upon the occurrence and during the continuation of any of the events described in clauses (a) through (e) below, the Mortgagee shall promptly notify in writing the holders of the Debentures. Upon the written direction of the holders of a majority of the outstanding principal amount of the Debentures (the "Required Holders"), the Mortgagee shall declare the occurrence and continuation of such event to constitute an Event of Default. Such Event of Default shall cease immediately upon the cessation of the event described in clauses (a) through (e) below on which such Event of Default was based.

                  (a) Terremark's default, which continues for a period of at least 15 days, in the payment of Principal under, or Interest on, the Debentures when the same becomes due and payable upon redemption or otherwise;

                  (b) the breach by Terremark or Mortgagor of any covenant or agreement in this Mortgage, the Debentures or any other Loan Document (other than a breach described in clause (a) above), and such breach continues for a period of 30 consecutive days after written notice to Mortgagor or Terremark by Mortgagee, provided, that if such breach is not curable within 30 days, then such period shall be extended for an additional 60 consecutive days so long as Mortgagor or Terremark is diligently attempting to cure such breach;

                  (c) any final judgment or order against Terremark (not covered by insurance) for the payment of money in excess of $1,000,000 in the aggregate for all such final judgments or orders (treating any deductibles, self-insurance or retention as not so covered) and which is not paid or discharged, or if there shall be any period of 60 consecutive days following the entry of a final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against Terremark to exceed $1,000,000, and for which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

                  (d) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of Terremark in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Terremark for all or substantially all of the property and assets of Terremark or (iii) the winding up or liquidation of the affairs of Terremark and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (e) Terremark (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order of relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of Terremark or for all or substantially all of the property and assets of Terremark or (iii) effects any general assignment for the benefit of creditors.

         3.2 ACCELERATION. At any time upon the occurrence and during the continuation of an Event of Default, the Required Holders may direct the Mortgagee in writing to declare the outstanding principal and the accrued and unpaid interest, if any, on all Debentures, and all other sums of any kind whatsoever secured by this Mortgage and/or payable under any other Loan Documents to be immediately due and payable in their entirety.

         3.3 FORECLOSURE. Upon the occurrence and during the continuation of any Event of Default, Mortgagee shall have the right to collect all indebtedness, charges, and other sums then due and payable under this Mortgage and any of the other Loan Documents by proceeding against the Mortgaged Property, or any part thereof or interest therein, by foreclosure, or other action at law or in equity for the enforcement of this Mortgage, or otherwise, as permitted by the laws of the State of Florida. Mortgagor hereby waives any right it may have to require the marshaling of its assets. Mortgagee shall have the right to foreclose the Mortgaged Property in its entirety, or any part thereof or interest therein, as Mortgagee in its sole and absolute discretion shall determine, in one or more sales in such order and priority as Mortgagee may in its sole and absolute discretion deem necessary or advisable. All sums realized from any such foreclosure sale, less all costs and expenses of such sale, shall be applied to the payment of any indebtedness, charges and other sums then due and payable under this Mortgage and any of the other Loan Documents in such order as Mortgagee shall determine in its sole and absolute discretion. If, following any such foreclosure sale, any indebtedness, charges and other sums secured hereby, whether or not then due and payable, shall remain unpaid or unsatisfied in any respect, this Mortgage, the Debentures and the other Loan Documents, and all Obligations of Mortgagor hereunder and thereunder, shall continue in full force and effect until such unpaid and unsatisfied indebtedness is fully paid and satisfied as therein provided.

         3.4 REMEDIES UNDER THE UNIFORM COMMERCIAL CODE. Upon the occurrence of any Event of Default, Mortgagee may exercise any or all of the remedies available to a secured party under the Uniform Commercial Code, including, but not limited to:

                  (a) Either personally or by means of a court appointed receiver, take possession of all or any portion of the property described in
Section 1.2 of this Mortgage and exclude therefrom Mortgagor and all others claiming under Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor in respect of such property or any part thereof. In the event Mortgagee demands or attempts to take possession of such property in the exercise of any rights under any of the Loan Documents, Mortgagor promises and agrees to promptly turn over and deliver complete possession thereof to Mortgagee;

                  (b) Without written notice to or demand upon Mortgagor, make such payments and do such acts as Mortgagee may deem necessary to protect its security interest in such property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder and, in exercising any such powers or authority, to pay all expenses incurred in connection therewith;

                  (c) Require Mortgagor to assemble such property or any portion thereof, at a place designated by Mortgagee and reasonably convenient to both parties, and promptly to deliver such property to Mortgagee, or an agent or representative designated by it. Mortgagee, and its agents and representatives, shall have the right to enter upon any or all of Mortgagor's premises and property to exercise Mortgagee's rights hereunder; and

                  (d) Sell, lease or otherwise dispose of such property at public sale, with or without having the property at the place of sale, and upon such terms and in such manner as Mortgagee may determine. Mortgagee may be a purchaser at any such sale.

                  It is expressly agreed that if, upon an Event of Default, Mortgagee should proceed to dispose of any property in accordance with the provisions of the Uniform Commercial Code, ten (10) days' notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice under any provision of the Uniform Commercial Code requiring such notice; provided that, to the extent permitted by applicable law, Mortgagee may at its option dispose of such property in accordance with Mortgagee's rights and remedies with respect to Premises pursuant to the provisions of this Mortgage in lieu of proceeding under the Uniform Commercial Code.

         3.5 MORTGAGEE'S RIGHTS OF SETOFF. Upon the occurrence and during the continuance of an Event of Default, Mortgagee may offset and apply to any or all of the Obligations all monies, credits and other property of any nature whatsoever, and the proceeds thereof, of Mortgagor or any Guarantor now or at any time hereafter in the possession of, in transit to or from, under the custody or control of, or on deposit with, Mortgagee, including all escrow and reserve accounts of Mortgagor.

         3.6 MORTGAGEE'S RIGHTS OF CURE. Upon the occurrence and during the continuance of an Event of Default, Mortgagee, in its sole discretion, without obligation to do so, without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation, may take any action Mortgagee deems necessary to cure such Event of Default. Any sums advanced by Mortgagee to pay the cost of curing such default shall be due and payable by Mortgagor to Mortgagee on demand. All sums so advanced and all interest thereon shall be part of the Obligations and secured by this Mortgage. If, at the time Mortgagee elects to cure such default, Mortgagee shall hold any insurance or condemnation proceeds, Property Tax or insurance escrows or other sums pursuant to this Mortgage or any other Loan Document, and Mortgagee may, at its option and without notice to Mortgagor, apply such funds, in such order as it deems appropriate, to the payment of all costs of such cure, notwithstanding anything to the contrary elsewhere contained in the Loan Documents, in lieu of advancing its own funds for such purpose. If Mortgagee has advanced its own funds to cure such default, Mortgagee shall have the right, at any time that any such advances remain unpaid, without notice to Mortgagor, to apply any proceeds, escrows or other sums then held by Mortgagee or any third party pursuant to this Mortgage or any other Loan Document, notwithstanding anything to the contrary elsewhere contained in the Loan Documents, to the payment of such advances and all outstanding and unpaid interest, if any, thereon. Upon demand by Mortgagee, Mortgagor shall immediately replenish the amount of any proceeds, escrows or other sums so applied by Mortgagee so that Mortgagee (or such third party, as applicable), shall thereafter hold the same amount of proceeds, escrows and other sums which Mortgagee (or such third party, as applicable), would have held but for the exercise of the rights granted Mortgagee in this Section. No such application or replenishment shall be deemed to cure the Event of Default.

         3.7 APPOINTMENT OF RECEIVER. Mortgagee, in any action to foreclose this Mortgage, or upon the actual or threatened waste to any part of the Mortgaged Property, or upon the occurrence and during the continuation of an Event of Default under this Mortgage or any other Loan Document, shall be at liberty to apply (in an ex parte proceeding, if Mortgagee so elects) for the appointment of a receiver of the rents and profits of the Mortgaged Property without notice, and shall be entitled to the appointment of such receiver as a matter of right, without consideration of the value of the Mortgaged Property as security for the amounts due Mortgagee or the solvency of any person or corporation liable for the payment of such amounts.

         3.8 ALL LEGAL AND EQUITABLE REMEDIES. Mortgagee shall have the right from time to time to enforce any legal or equitable remedy against Mortgagor and to sue to enforce any covenant or undertaking of Mortgagor contained herein; and/or to recover any sums, whether interest, damages for failure to pay principal or any installment thereof, taxes, installments of principal, or any other sums required to be paid under the terms of this Mortgage, as the same become due, without regard to whether or not the principal sum secured or any other sums secured by the Debentures and Mortgage shall be due and without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against Mortgagor, including an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

         3.9 RIGHTS DISTINCT AND CUMULATIVE. The rights of Mortgagee arising under this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the others or any remedy now or hereafter existing at law or in equity or by statute; and no act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding. Every power or remedy given by any of the Loan Documents to Mortgagee, or to which Mortgagee may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. Mortgagee may pursue inconsistent remedies.

         3.10 ACCORD AND SATISFACTION. The acceptance by Mortgagee of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare a Default or Event of Default under this Mortgage or any of the other Loan Documents. The acceptance by Mortgagee of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of Mortgagor to pay the entire sum then due, and failure of Mortgagor to pay such entire sum then due shall be an Event of Default notwithstanding such acceptance of such amount on account, as aforesaid. Mortgagee shall, at all times thereafter and until the entire sum then due shall have been paid, and notwithstanding the acceptance by Mortgagee thereafter of further sums on account, or otherwise, be entitled to exercise all rights in this Mortgage and any of the other Loan Documents conferred upon Mortgagee and the right to exercise any rights or remedies hereunder shall in no way be impaired, whether any of such amounts are received prior or subsequent to such proceeding, election or exercise. Consent by Mortgagee to any action or inaction of Mortgagor which is subject to consent or approval of Mortgagee hereunder shall not be deemed a waiver of the right to require such consent or approval to future or successive or actions or inactions.

         3.11 RESERVATION OF RIGHTS. No failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions hereof shall be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Neither Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor, or of any other person so obligated, to take action to foreclose this Mortgage, or otherwise enforce any of the provisions of this Mortgage, or of any Obligations, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Obligations, or by reason of any agreement or stipulation between any subsequent owner or owners of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of the Debentures or Mortgage without first having obtained the consent of Mortgagor or such other person, and in the latter event, Mortgagor and all such other persons shall continue to be liable for the making of such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Mortgagee. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, Mortgagee may release the obligation of anyone at any time liable for any of the Obligations or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of the Debentures and/or any other Loan Document without, as to the security or the remainder thereof, in anywise impairing or affecting the lien of this Mortgage or the priority of such lien, as security for the payment and performance of the Obligations as it may be so extended or modified, over any subordinate lien; that the holder of any subordinate lien shall have no right to terminate any lease affecting the Mortgaged Property whether or not such lease be subordinate to this Mortgage; and that Mortgagee may resort for the payment of the Obligations to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

         3.12 WAIVER OF AUTOMATIC STAY. The Debentures are being purchased in reliance on Mortgagor's express assurances that it shall not attempt to delay or frustrate the exercise of any rights or remedies granted Mortgagee hereunder upon the occurrence of an Event of Default hereunder. In the event Mortgagor or any Party in Interest directly or indirectly files a petition under the United States Bankruptcy Code or under any similar federal or state law or statute, Mortgagor admits and agrees that such petition shall have been filed in bad faith and in abrogation of Mortgagor's express assurances to Mortgagee hereunder to the contrary, to frustrate or delay the foreclosure and/or sale of the Mortgaged Property, or any part thereof or interest therein, and the exercise of the other rights and remedies available to Mortgagee under this Mortgage, the other Loan Documents and/or at law or in equity, and shall be deemed to have been so filed in the United States Bankruptcy Court or other court in which such filing was made and that Mortgagee shall have, in addition to any and all other rights and remedies available to Mortgagee under this Mortgage, the other Loan Documents and/or at law or in equity, the right (and Mortgagor shall interpose no objection thereto and hereby waives its rights with respect thereto) to request and receive from the Bankruptcy Court, or by such other court, immediate relief from the automatic stay imposed under Section 362 of the United States Bankruptcy Code or by similar provision of any other federal or state law or statute, any stay or other restriction on the rights and remedies of Mortgagee under any of the court's equitable powers, a termination of the exclusive period provided by Section 1121 of the United States Bankruptcy Code, or by any similar provision of any other federal or state law or statute, and a dismissal of the bankruptcy case or proceeding. Nothing in this Mortgage shall be deemed in any way to limit or restrict any rights of Mortgagee to seek in the United States Bankruptcy Court or any other court of competent jurisdiction, any relief Mortgagee may deem appropriate in the event that a voluntary or involuntary petition under any title of the United States Bankruptcy Code or any other federal or state law or statute is filed by or against Mortgagor.

         3.13 MORTGAGOR'S WAIVERS. To the full extent permitted by law, Mortgagor agrees that Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or subsequently in force providing for any appraisement, valuation, stay, moratorium, extension, or reinstatement of the Obligations hereby prior to any sale of the Mortgaged Property to be made pursuant to any provisions contained in this Mortgage or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Mortgaged Property so sold. Mortgagor, for Mortgagor and Mortgagor's successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the full extent permitted by law, knowingly, intentionally and voluntarily with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes: (a) all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the Obligations (except such notices as are specifically provided for in this Mortgage); (b) all right to a marshaling of the assets of Mortgagor, including the Mortgaged Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Mortgaged Property shall be sold in the event of foreclosure of the liens and security interests created or through power of sale and agrees that any court having jurisdiction to the foreclose such liens and security interests may order the Mortgaged Property sold as an entirety; and (c) all rights and periods of redemption provided under applicable law. To the fullest extent permitted by law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Mortgaged Property, for the collection of the Obligations without any prior or different resort for collection, or the right of Mortgagee under the terms of this Mortgage to payment of the Obligations out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. Mortgagor knowingly, intentionally, or voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the Obligations to the fullest extent permitted by law.

         3.14 INDEMNIFICATION. In addition to any other indemnifications provided herein or in the other Loan Documents, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee, and any participants with respect to the Loan Documents, and their respective directors, officers, employees, agents and Affiliates, and the respective successors and assigns of each of the foregoing parties, from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, fees, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Mortgagee by reason of: (i) Mortgagor's ownership and operation of the Mortgaged Property or any interest therein; (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or the Project or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways occurring prior to a Foreclosure Transfer; (iii) any use, nonuse or condition in, on or about the Mortgaged Property or the Project or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways occurring prior to a Foreclosure Transfer; (iv) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage or any of the other Loan Documents occurring prior to a Foreclosure Transfer; (v) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or the Project or any part thereof occurring prior to a Foreclosure Transfer; (vi) any representation or warranty made in the this Mortgage or the other Loan Documents being false or misleading in any material adverse respect as of the date such representation or warranty was made; (vii) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Mortgaged Property or any part thereof under any legal requirement or any liability asserted against Mortgagee with respect thereto; (viii) the claims of any lessee of all or any portion of the Mortgaged Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease occurring prior to a Foreclosure Transfer (except for claims related to breach by Mortgagee of any agreements between Mortgagee and such lessees); and (ix) any claims for payment of documentary stamp taxes and/or intangible personal property taxes (as well as any penalties, interest or other sums claimed to be due on account of any alleged failure to pay any such taxes) due on the execution, delivery or recording of this Mortgage or any of the other Loan Documents or any prior documents renewed, amended or restated hereby or thereby. Any amounts payable to Mortgagee by reason of the application of this Section or of subsection 2.11(b) shall be due and payable within ten (10) days of written demand therefor and shall be secured by the Mortgage. The obligations and liabilities of Mortgagor under this Section shall survive any termination, satisfaction or assignment of this Mortgage or any Foreclosure Transfer.

4.       GENERAL PROVISIONS.

         4.1 NOTICES.

                  (a) All Notices shall be in writing, shall be addressed to the intended recipient at the address of such party set forth on RIDER 2, attached hereto and incorporated herein by this reference as if set out in full herein, and shall be either delivered to such party by nationally recognized overnight delivery service (such as Federal Express or Emery Air Freight), by hand delivery, by telecopy, or by mailing to such party by certified mail, return receipt requested, postage prepaid. Either party hereto may at any time and from time to time by Notice given as herein provided change the address to which future Notices to such party are to be given.

                  (b) Any party hereto giving a Notice to the other pursuant to this Section shall simultaneously give a true and complete copy of such Notice to each of the persons designated by the intended recipient thereof on RIDER 2 to receive such copies. Each such copy shall be addressed to the intended recipient at the address of such person set forth on RIDER 2 and shall be given by hand delivery, telecopy, overnight delivery service, or certified mail in the same manner provided above for the giving of Notices. Either party hereto may at any time and from time to time by Notice given as herein provided change the identity or address of the persons designated to receive such copies or designate additional persons to receive such copies. In no event, however, shall Mortgagee be obligated to give copies of any Notice to Mortgagor to more than four persons at any time.

                  (c) No Notice given by any party hereto shall be of any force or effect unless such Notice is given in accordance with all of the provisions of this Section.

                  (d) All Notices shall be deemed to have been given and received (1) on the date of delivery if delivered before 5:00 p.m. on a business day; if not, on the next business day, (2) if delivered to a nationally recognized overnight courier service, one day after delivery of such Notice to such service, (3) if deposited in the United States mail, three (3) days after mailing, or (4) on the day of telecopy transmission if transmitted before 5:00 p.m. on a business day; if not, on the next business day; provided, however, that, when any Notice must be given under any provision of a Loan Document on or before a certain date or within a certain period or number of days, such Notice shall be deemed to have been given, solely for such purpose, on the date the same was hand-delivered, delivered to such overnight courier or deposited in the United States mails.

         4.2 GOVERNING LAW. This Mortgage shall be governed by and construed and interpreted in accordance with the laws of the State of Florida, without application of its conflict of law principles.

         4.3 BRUNDAGE CLAUSE. In the event of the passage after the date of this Mortgage of any law of, or applicable to, the State of Florida, deducting from the value of real and/or personal property for the purposes of taxation any lien thereon or security interest therein or changing in any way the laws for the taxation of mortgages, deeds of trust or security interests or debts secured by mortgage, deed of trust or security interest for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on the Debentures, this Mortgage or any other Loan Document or on any Obligation, Mortgagee shall have the right, by giving written notice to Mortgagor, to declare the entire unpaid principal balance of the

Debentures and all accrued and unpaid interest thereon to be due and payable in full on a date specified in such notice which shall in no event be less than thirty (30) days following the giving of such notice; provided, however, that such election shall be ineffective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder and if Mortgagor, prior to such specified date, does pay such tax and agrees to pay any such tax when thereafter levied or assessed against the Mortgaged Property, and such agreement shall constitute a modification of this Mortgage.

         4.4 MORTGAGEE'S DISCRETION.

                  (a) Mortgagor expressly agrees and confirms that, unless expressly provided to the contrary in any particular instance, any and all rights of Mortgagee to give or withhold any consent, approval or other authorization requested by Mortgagor with respect to the Debentures, this Mortgage or any other Loan Document, to make any election or exercise any option granted therein, to make any decision or determination with respect thereto, to modify or amend any of the Loan Documents or waive any obligation of Mortgagor thereunder or grant any extension of time for performance of the same or to take or omit to take any other action of any kind whatsoever, Mortgagee shall, to the maximum extent permitted by law, have the right, and Mortgagor expressly acknowledges Mortgagee's right, in each instance, to take such action or to omit to take such action in its sole and absolute discretion, whether or not the applicable provision of the Loan Document in question expressly so provides.

                  (b) Whenever Mortgagor shall, by Notice or otherwise, request that Mortgagee give any consent, approval or other authorization with respect to the Debentures, this Mortgage or any other Loan Document, make any election or exercise any option granted therein, make any decision or determination with respect thereto, disburse insurance and/or condemnation proceeds to or for the benefit of Mortgagor, modify or amend any of the Loan Documents or waive any Obligation of Mortgagor or grant any extension of time for performance of the same or take or omit to take any other action of any kind whatsoever, Mortgagor shall pay such reasonable fees as Mortgagee shall establish at any time and from time to time for performing such services for its borrowers and all fees, costs and expenses including, without limitation, reasonable attorneys' fees and expenses, incurred by Mortgagee in reviewing and/or processing Mortgagor's request, whether or not Mortgagee shall grant such request. All such fees and costs and expenses shall be due and payable by Mortgagor to Mortgagee on demand. All sums so advanced and all interest thereon shall be a lien on and security interest in the Mortgaged Property and shall be secured by this Mortgage in addition to all other Obligations.

         4.5 INTERPRETIVE PROVISIONS. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Mortgage" shall mean this Mortgage as may be amended, modified, supplemented, renewed, restated, extended, replaced, substituted, split, consolidated or increased from time to time; the word "Mortgagor" shall mean Mortgagor and/or any subsequent owner or owners of the Mortgaged Property; the word "Mortgagee" shall mean Mortgagee or any subsequent holder or holders of this Mortgage; the word "person" shall mean "an individual, corporation, joint venture, trust, partnership, limited liability company, or unincorporated association"; and pronouns of any gender shall include the other genders; and either the singular or plural shall include the other. Whether or not specifically stated in any provision of this Mortgage, reference therein to
(i) any law, statute, ordinance, code, rule, regulation or other Governmental Requirement shall mean and include any and all modifications, amendments and replacements thereof, (ii) the phrase "including" shall mean "including, without limitation" and (iii) any right of Mortgagee shall mean, unless expressly provided therein to the contrary, such right without any corresponding obligation.

         4.6 AMENDMENTS. This Mortgage cannot be changed except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

         4.7 SALES AND PARTICIPATION. Mortgagee shall have the right in connection with any actual or proposed sale of any Debenture, to deliver to such actual or prospective purchaser or participant any and all information which Mortgagee may have with respect to the Loan Documents, Mortgagor, the Mortgaged Property and/or the business of Mortgagor with respect thereto, including, without limitation, the Loan Documents, all information obtained by Mortgagee pursuant to the Section of this Mortgage entitled "Mortgagee's Due Diligence" or otherwise and all reports, statements, notices and other material delivered to Mortgagee pursuant to the Section of this Mortgage entitled "Reports to Mortgagee", or otherwise. Whenever under any provision of this Mortgage, Mortgagor is required to deliver any report, statement, notice or other material to Mortgagee following demand, including, without limitation, quarterly reports on operations, copies of Leases, Contracts and other agreements and estoppel certificates, Mortgagor shall, if Mortgagee so requests, deliver the same, certified as herein provided, to such actual or prospective purchaser or participant as Mortgagee shall designate.

         4.8 PARTIAL REDUCTION OF INDEBTEDNESS. If at any time or from time to time Mortgagee shall apply net proceeds from the sale of Equipment, Net Insurance Proceeds, Net Condemnation Proceeds or any other sums held or received by Mortgagee (other than installments of principal and/or interest paid in accordance with the terms and conditions of the Debentures which shall be applied as provided therein) in partial reduction of the indebtedness secured hereby, such sums shall be applied in such order as Mortgagee shall determine. Any sums applied by Mortgagee to the reduction of the principal of the Debentures shall be deemed to be applied to the last installments due on such principal and shall not reduce the amount of any scheduled installments of principal and/or interest on the Debentures which shall continue to be due and payable in the amounts provided for in the Debentures on the dates therein provided until the Obligations are fully paid and satisfied, unless otherwise provided in the Debentures.

         4.9 FURTHER ASSURANCE OF TITLE. If at any time Mortgagee has reasonable cause to believe that any advance under any of the Loan Documents is not secured or will or may not be secured by this Mortgage in accordance with the terms hereof, subject only to matters in the title policy insuring this Mortgage or approved by Mortgagee, then Mortgagor shall, within fifteen (15) days after written notice from Mortgagee, do all things and matters necessary to assure to the satisfaction of Mortgagee that any advance previously made under any of the Loan Documents or to be made under any of the Loan Documents, is secured or will be secured by the Mortgage in accordance with the terms hereof, subject to matters in the title policy.

         4.10 RELATIONSHIP OF PARTIES. The relationship between Mortgagor and Mortgagee is that of a Mortgagor and Mortgagee only, and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

         4.11 INCONSISTENCY WITH OTHER LOAN DOCUMENTS. This Mortgage and the other Loan Documents are to be read in pari materia, and shall be construed in such a manner as to afford the greatest possible protection and benefit for Mortgagee. In the event of an express conflict between the terms of the Debentures and the terms of any other Loan Documents as to payment terms, the terms of the Debentures shall control.

         4.12 TIME IS OF THE ESSENCE. Time is of the essence in respect of each and every covenant, condition, term, provision and agreement of this Mortgage and the other Loan Documents.

         4.13 SUBMISSION TO JURISDICTION. MORTGAGOR, AND ALL OTHER OBLIGORS, JOINTLY AND SEVERALLY, IRREVOCABLY AND UNCONDITIONALLY (A) AGREE THAT ANY SUIT, ACTION, OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE SHALL BE BROUGHT EXCLUSIVELY, AT THE OPTION OF MORTGAGEE, IN THE CIRCUIT COURT IN AND FOR THE ELEVENTH JUDICIAL CIRCUIT IN AND FOR MIAMI-DADE COUNTY, FLORIDA, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA, UNLESS OTHERWISE REQUIRED BY OPERATION OF LAW; (B) CONSENT TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTING OR PROCEEDING; AND (C) WAIVE ANY OBJECTION WHICH IT OR THEY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS.

         4.14 WAIVER OF JURY TRIAL AND CONSEQUENTIAL AND PUNITIVE DAMAGES. EXCEPT AS PROHIBITED BY LAW, MORTGAGOR AND MORTGAGEE (BY ACCEPTANCE HEREOF) EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY AND THE RIGHT TO CLAIM OR RECEIVE CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS AND THIRD PARTY CLAIMS) BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS INSTRUMENT OR ANY OF THE OTHER THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREIN, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF MORTGAGOR OR MORTGAGEE. IF THE SUBJECT MATTER OF ANY LITIGATION IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NEITHER MORTGAGOR NOR MORTGAGEE SHALL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN SUCH LITIGATION ANY CLAIM ARISING OUT OF THIS INSTRUMENT. FURTHERMORE, NEITHER MORTGAGOR NOR MORTGAGEE SHALL SEEK TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY LITIGATION IN WHICH A JURY TRIAL CANNOT BE WAIVED. MORTGAGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF MORTGAGEE, NOR MORTGAGEE'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. MORTGAGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH ARE A MATERIAL INDUCEMENT TO MORTGAGEE TO PERFORM ITS OBLIGATIONS.


5. FUTURE ADVANCES. This Mortgage shall secure such future advances as may be made by Mortgagee, at its option and for any purpose, within twenty (20) years from the date of this Mortgage. All such future advances shall be included within the "Obligations," shall be secured to the same extent as of made on the date of the execution of this Mortgage, and shall take priority from the time this Mortgage is filed for record as provided by law. The total amount of indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured by this Mortgage shall not exceed the maximum principal amount of $25,000,000, plus interest and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. Without the prior written consent of Mortgagee, which Mortgagee may grant or withhold in its sole discretion, Mortgagor shall not file for record any notice limiting the maximum principal amount that may be secured by this Mortgage to a sum less than the maximum principal amount set forth in this paragraph.

         IN WITNESS WHEREOF, the undersigned Mortgagor does hereby set forth its hand and seal as of the 30th day of April, 2003.

Signed, sealed and delivered              "MORTGAGOR"
in the presence of:
                                          NAP OF THE AMERICAS, INC., a
                                          Florida corporation

/s/ R. D. SICTHA                          By: /s/ JOSE SEGRERA
------------------------                      ---------------------------------
Name: R. D. Sichta                        Name:  Jose Segrera
                                          Title: Vice President

/s/ JOSE E. GONZALEZ
------------------------
Name: Jose E. Gonzalez




                                 ACKNOWLEDGMENTS

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

         The foregoing instrument was acknowledged before me this 30th day of April, 2003, by ______________, as__________________ of NAP of the Americas,
Inc., a Florida corporation on behalf of that corporation.

Personally Known ____________ OR
Produced Identification__________
Type of Identification
Produced____________________

                                       Signature:
                                                 ------------------------------
                                       Name: [Print or type]
                                                            -------------------
                                       Title:  Notary Public
                                       Serial No., if any:
                                                          ---------------------
                                       My commission expires:

                                     RIDER 1


                           DEFINITION OF CERTAIN TERMS

         Each of the following terms when appearing in the Mortgage to which the Rider 1 is attached shall have the meaning given such term below.

         "Accounts Receivable" means all right, title and interest of Mortgagor in and to all accounts, and accounts receivable arising from, out of or in connection with the operation of the Mortgaged Property, including, but not limited to, all such accounts and accounts receivable arising as a result of items sold or leased, or for services rendered, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper, including (i) all accounts arising from the operation of the Mortgaged Property, and (ii) all rights to payment from any consumer credit/charge card organization or entity (such as, or similar to, the organization or entities which sponsor and administer the American Express Card, the Visa Card, the MasterCard, the Discovery Card, or the Carte Blanche Card). Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom.

         "Affiliate" means any person or entity which directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control any other person or entity, where control is defined as the power, directly or indirectly, to direct the policies, procedures or actions of such person or entity, whether by stock ownership, voting rights, contract or otherwise.

         "Approved Signatory" means any individual who is the president, vice president, chief executive officer or chief financial officer of Mortgagor.

         "Contracts" means any and all contracts, agreements and other undertakings of any kind whatsoever, written or oral, for the delivery of services and/or the acquisition of supplies or materials in connection with the ownership, management, operation, maintenance, leasing, construction and/or improvement of the Mortgaged Property (including, without limitation, all contracts and agreements for the purchase of Equipment) and including all refunds, rebates, security deposits or other expectancy under or from any such contracts, agreements and other undertakings. The term "Contracts" shall specifically include any and all bilateral or multilateral peering agreement and any other peering or other agreements or arrangements related to the use of the Mortgaged Property as a network access point, "telecom hotel" or any other similar use.

         "Controlling Interest" means the legal or beneficial ownership, use, enjoyment or benefit of, directly or indirectly through one or more intermediate persons:

         (1) in the case of a corporation, (i) fifty (50%) percent or more of the issued and outstanding shares of any class of stock of such corporation,
(ii) fifty (50%) percent or more of the aggregate of all issued and outstanding shares of all classes of stock of such corporation or (iii) the right to receive fifty (50%) percent or more of any dividends or other distributions made by such corporation at any time or from time to time;

         (2) in the case of a limited partnership, (i) any general partner interest therein, (ii) fifty (50%) percent or more of any interest in a general partner therein, (iii) fifty (50%) percent or more of the partner interests of all the partners therein, or (iv) the right to receive fifty (50%) percent or more of any profits, gains, losses, cash flow or distributions of such partnership at any time or from time to time;

         (3) in the case of a general partnership or joint venture, (i) fifty (50%) percent or more of any interests of all the partners or venturers therein or (ii) the right to receive fifty (50%) percent or more of any profits, gains, losses, cash flow or distributions of such partnership or joint venture at any time or from time to time; or

         (4) in the case of a trust or other entity, (i) fifty (50%) percent or more of the interests of all persons owning, using, enjoying or benefiting from such entity or (ii) the right to receive fifty (50%) percent or more of the profits, gains, losses, cash flow or distributions of such entity at any time or from time to time; or

         (5) in the case of a limited liability company, (i) fifty (50%) percent or more of any interests of all the members therein or (ii) the right to receive fifty (50%) percent or more of any profits, gains, losses, cash flow or distributions of such company at any time or from time to time.

         "Debentures" means the 10.0% Subordinated Secured Convertible Debentures due April 30, 2006 of Terremark in the aggregate principal amount of up to $25,000,000, as may be amended, modified, supplemented, renewed, restated, extended, replaced, substituted, split, consolidated or increased from time to time.

         "Default" means any event, circumstance or condition which, with the giving of notice or the passage of time, or both, would cause or result in an Event of Default.

         "Development Agreements" means any all approved site plans, development plans, development orders or development agreements as they relate to the Mortgaged Property, or any part thereof, and all environmental, water, sewer, drainage, road, dredging, excavation, fill and all other development agreements with any Governmental Authority having jurisdiction over the Mortgaged Property, or any part thereof.

         "Environmental Laws" collectively means and includes all present and future Governmental Requirements relating to the environment and environmental conditions or to any Hazardous Substance or Hazardous Substance Activity (including, without limitation, the Comprehensive Environmental Response Compensation, and Liability Act of 1980, 42 U.S.C. 9601, et seq., the Federal Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 6901, et seq., the Federal Water Pollution Control Act, 33 U.S.C. 1251, et seq., the Clean Air Act, 33 U.S.C. 7401, et seq., the Clean Air Act, 42 U.S.C. 7401, et seq., the Toxic Substances Control Act, 15 U.S.C. 2601-2629, the Safe Drinking Water Act, 42 U.S.C. 300f-300j, the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. 1101, et seq., and any so-called "Super Fund" or "Super Lien" law, environmental laws administered by the Environmental Protection Agency, any similar state and local laws and regulations, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder).

         "Environmental Losses" means Losses suffered or incurred by Mortgagee, arising out of or as a result of: (i) the occurrence, prior to a Foreclosure Transfer, of any Hazardous Substance Activity; (ii) any violation, prior to a Foreclosure Transfer, of any applicable Environmental Laws, federal, state or local, relating to the Mortgaged Property or to the ownership, use, occupancy, or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any Governmental Authority in connection with any Hazardous Substance Activity occurring or allegedly occurring prior to a Foreclosure Transfer; or (iv) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against Mortgagor or Mortgagee, regardless of when such claim, demand, or cause of action or other proceeding is brought or asserted, which directly or indirectly relates to, arises from or is based on any of the foregoing or any allegation of the foregoing.

         "Equipment" means, to the extent that the same are not Improvements, all machinery, apparatus, goods, equipment, materials, supplies, fittings, fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), chattels, inventory and articles of personal property and accessions thereof, and appurtenances and additions thereto, and betterments, renewals, replacements thereof and substitutions therefor (including electric and electronic equipment, switches, routers and other equipment associated with the use of the Mortgaged Property as a network access point, "telecom hotel" or any other similar use), heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, alarm systems, equipment for electronic monitoring, cooling, heating and air conditioning systems, elevators, escalators, fittings, apparatus, tools, machinery, engines, dynamos, motors, boilers, incinerators, conduits, compressors, call systems, brackets, signs, billboards and other identifications (together with any right to maintain the same), and all other furniture, furnishings, fixtures and equipment and other property of every kind and nature whatsoever, in every case to the extent now owned or hereafter acquired by Mortgagor, or in which Mortgagor now has or hereafter acquires any interest, now or hereafter located in or upon the Leased Premises or any other portions of the Project, or appurtenances thereto, or usable in connection with the present or future operation and occupancy of the Mortgaged Property, and all building equipment materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Leased Premises or any other portion of the Project, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Mortgaged Property, and all other present and future "equipment" (as defined in the Uniform Commercial Code) of Mortgagor, and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any lease or security agreement (as defined in the Uniform Commercial Code).

         "Equipment Leases" means all leases of Equipment entered into by Mortgagor, as lessee, and any other person or entity, as lessor, and all modifications, extensions, renewals and substitutions for such leases. Equipment Leases shall include any purchase of Equipment with purchase money financing.

         "Event of Default" has the meaning set forth in Section 3.1 hereof.

         "Foreclosure Transfer" means the transfer of title to all or any part of the Mortgaged Property (1) at a foreclosure sale under this Mortgage pursuant to judicial decree, (2) by deed in lieu of such foreclosure, or (3) under the jurisdiction of a bankruptcy court.

         "General Intangibles" means all right, title and interest of Mortgagor in and to any accounts, chattel paper, instruments, chattel paper, claims, deposits and any other general intangibles now or hereafter arising with respect to, or which may in any way pertain to, the Mortgaged Property, including, without limitation, all bank or similar accounts, any trademarks, service marks, trade names, or other names under or by which the Mortgaged Property may at any time be operated or known, the good will of Mortgagor in connection therewith and the right of Mortgagor to carry on business under any or all such name or names and any variant or variants thereof, insofar as the same may be transferable by Mortgagor without breach of any agreement pursuant to which Mortgagor may have obtained its right to use such name or names, and any and all trademarks, prints, labels, advertising concepts, materials and literature.

         "Governmental Authorities" means the United States of America, the State of Florida, Miami-Dade County, Florida, and any political subdivision of any of the foregoing, and any agency, department, commission, authority, board, bureau, instrumentality or quasi governmental authority or corporation having or asserting jurisdiction over the Mortgaged Property, or any part thereof of interest therein, or over Mortgagor.

         "Governmental Requirement" means any law, ordinance, code, order, rule, regulation or requirement of or issued by any Governmental Authority that affects or is applicable to the Mortgaged Property and/or the Improvements, Mortgagor and/or any Guarantors, including any Environmental Laws, erosion control ordinance, doing-business or licensing law, building code, ordinance, zoning law, land-use ordinance, development agreements, Permit Obligations, OSHA requirements, FEMA requirements, ADA requirements and all securities laws.

         "Hazardous Substance" means, at any time, any of the following which are in levels or amounts regulated by Environmental Laws: (i) asbestos and any asbestos containing material, (ii) any substance or material that is then defined or listed in, or otherwise classified pursuant to, any Environmental Laws or any applicable laws or regulations as a "hazardous substance", "hazardous material", "hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity", or (iii) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources.

         "Hazardous Substance Activity" means any actual use, packaging, labeling, treatment, leaching, spill, cleanup, storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Substance from, under, into or on the Mortgaged Property or surrounding property (but only to the extent of seepage, release, discharge, migration, disposal or other actions are in violation of any Environmental Laws).

         "Improvements" means all structures and other improvements now or hereafter existing, erected or placed on, upon or within the Leased Premises, or in any way used in connection with the use, enjoyment, occupancy or operation of the Leased Premises or any portion thereof; all fixtures of every kind and nature whatsoever now or hereafter owned by Mortgagor and used or procured for use in connection with the Mortgaged Property.

         "Leased Premises" means the premises demised pursuant to the NAPA Lease and defined therein as the "Premises", such premises including, but not necessarily limited to: (i) a portion of the Project comprising approximately 149,184 square feet of Rentable Area (as defined in the NAPA Lease) located on the second floor of the Project; and (ii) any and all right, title and interest of Mortgagor to use or have access the roof, risers, common areas or other portions of the Project, and to connect any Improvements or Equipment to any equipment or facilities located on the roof or within the risers, common areas or other portions of the Project.

         "Leases" means any and all leases, subleases (including, but not limited to, any subleases under the NAPA Lease), tenancies, licenses, rental agreements, occupancy agreements, use agreements, concession agreements, and other agreements of whatever form (whether oral or written) now or hereafter affecting all or any part of the Leased Premises, Improvements, Equipment or other Mortgaged Property, and any and all guarantees, extensions, renewals, replacements and modifications thereof and all remainders, reversions and other rights and estates appurtenant thereto, including, but not limited to renewal options and expansion rights, all modifications, extensions and renewals thereof and all rights to renew or extend the term thereof, all right and privilege of Assignor to terminate, cancel, abridge, merge, modify, surrender or amend. For purposes hereof, the term "Leases" shall include the Colocation Agreements, whether or not same are otherwise designated as or deemed to be lease agreements.

         "Loan Documents" means all documents and instruments evidencing, securing or otherwise relating to the Debentures, including, but not limited to, the Debentures, this Mortgage, the Subscription Agreement, the Subordination Agreement and all other instruments now or hereafter given by or on behalf of Terremark or Mortgagor to or for the benefit of Mortgagee, as may be amended, modified, supplemented, renewed, restated, extended, replaced, substituted, split, consolidated or increased from time to time (including any future advances or other advances thereunder).

         "Losses" means any and all losses, liabilities, damages, demands, claims (including claims for any personal injury, including wrongful death, or property damage, real or personal), actions, judgments, causes of action, assessments, penalties, costs and expenses incurred by Mortgagee, including, without limitation, all amounts contributed for investigation, monitoring, remediation, response action, removal, restoration and permit acquisition and the reasonable fees of outside legal counsel, environmental experts, and accountants and the charges of in-house legal counsel and accountants.

         "NAPA Lease" means that certain Lease Agreement dated October 16, 2000, together with a Basic Lease Information Rider thereto, between the Project Owner, as Landlord, and Mortgagor, as Tenant, pursuant to which the Project Owner has leased the Leased Premises to Mortgagor, and Mortgagor has leased the Leased Premises from the Project Owner.

         "Net Condemnation Proceeds" means the amount by which (i) all net condemnation proceeds paid on account of any Taking exceed (ii) all commercially reasonable costs and expenses, including, without limitation, the reasonable fees of attorneys, appraisers, engineers and other consultants and advisers and Mortgagee's out of pocket expenses, incurred by Mortgagee or Mortgagor in connection with the collection or recovery of such proceeds, Mortgagee's decision to apply such proceeds of either the reduction of the Obligations and/or the repair and restoration of the Mortgaged Property, and/or administering and/or monitoring the application and/or disbursement of such proceeds to the repair and restoration of the Mortgaged Property.

         "Net Insurance Proceeds" means the amount by which (i) all insurance proceeds paid on account of any damage or destruction to the Mortgaged Property or any part thereof or interest therein, exceed (ii) all commercially reasonable costs and expenses, including, without limitation, the reasonable fees of attorneys, appraisers, engineers and other consultants and advisers and Mortgagee's out of pocket expenses, incurred by Mortgagee or Mortgagor in connection with the collection or recovery of such proceeds, Mortgagee's decision to apply such proceeds to either the reduction of the Obligations and/or the repair and restoration of the Mortgaged Property, and/or administering and/or monitoring the application and/or disbursement of such proceeds to the repair and restoration of the Mortgaged Property.

         "Notice" means any notice, request, demand, consent, or other communication by any party to this Mortgage or other Loan Document to any other party thereto.

         "Party in Interest" means Mortgagor, any legal or beneficial owner of the Mortgaged Property or any part thereof or interest therein, or any individual or entity personally liable for all or any portion of the Obligations, including, without limitation, any indemnitor of all or any portion of the Obligations, any partner of a Party in Interest if such Party in Interest is a general partnership, any venturer of a Party in Interest if such Party in Interest is a joint venture, any general or limited partner of a Party in Interest if such Party in Interest is a limited partner, and any member of a Party in Interest if such Party in Interest is a limited liability company.

         "Permits" means all right, title and interest of Mortgagor in and to all governmental applications, permits, transferable development rights, licenses, approvals, consents, authorizations and rights, contractual or otherwise, of any kind now or hereafter existing in connection with the Mortgaged Property, or any part thereof, including, without limitation, the Development Agreements, building applications and permits, certificates of occupancy or use, certificates of completion and alcoholic beverage licenses.

         "Plans" means all architectural, engineering and similar plans, specifications, drawings, renderings, maps, site plans, profiles, studies, shop drawings, plats, proposed plats and similar documents relating to the Mortgaged Property, or any part thereof.

         "Project" means the land described in EXHIBIT A, together with the building and other improvements located thereon, commonly known as "Technology Center of the Americas."

         "Project Owner" means Technology Center of the Americas, LLC, a Delaware limited liability company, which is the owner in fee simple of the Project (subject to, inter alia, the NAPA Lease), and any successor in interest as owner of the Project or any portion thereof.

         "Property Taxes" means all real estate taxes, personal property taxes, betterments, assessments (general and special), imports, levies, water, utility and sewage charges, and all other taxes and public charges, imposed upon or assessed against Mortgagor or the Mortgaged Property or otherwise payable by Mortgagor pursuant to the provisions of the NAPA Lease, or upon the revenues, rents, issues, income and profits of use or possession thereof, any of which might, if unpaid, result in a lien on the Mortgaged Property, regardless to whom paid or assessed, any assessment, license fee, license tax, business license fee or tax, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, architectural, lighting, drainage or other improvement or special assessment district thereof, against any legal or equitable interest in the Mortgaged Property.

         "Rents" means any and all rents (including, without limitation, minimum rents and additional rents), credits, cash, deposits, advanced rents, accounts, rights, royalties, security deposits, issues, profits, revenues, income, proceeds, earnings and other benefits of every nature of the Mortgaged Property arising at any time (including, without limitation, after the filing of any petition under any present or future federal or state bankruptcy or similar law) from the use or enjoyment thereof, including, without limitation, cash, letters of credit or securities deposited thereunder to secure performance by the tenants of their obligations thereunder, whether such cash, letters of credit or securities are to be held until the expiration of the terms of the Leases or applied to one or more of the installments of rent coming due, additional, percentage, participation and other rentals, fees and deposits, any and all sums paid or due and payable in connection with the modification or termination of any of the Leases, or in settlement or satisfaction of any claim or dispute for unpaid rent or other Lease obligations, whether in connection with litigation, bankruptcy or otherwise, liquidated damages following default and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability due to destruction or damage to the Mortgaged Property, together with the immediate and continuing right to collect and receive the same, whether now due or hereafter becoming due, and together with all rights and claims of any kind that Mortgagor may have against any tenant, lessee or licensee under the Leases or against any other occupant of the Mortgaged Property and all rents, oil and gas or other mineral royalties, revenues and bonuses, issues and profits from the Mortgaged Property, and all proceeds from the sale or other disposition of the Leases.

         "Restoration Costs" means the cost of repairing, replacing and restoring any and all loss, damage or destruction affecting the Mortgaged Property or any part thereof or interest therein.

         "Reports" means any and all studies, reports, audits and similar documents now or hereafter conducted or prepared with respect to the Mortgaged Property, or any part thereof, including, without limitation, environmental audits and tests, soil tests, appraisals and inspections.

         "Senior Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of April 30, 2003 among Terremark, the Mortgagor and Ocean Bank, a Florida-chartered bank, as lender.

         "Senior Lender" means Ocean Bank, a Florida-chartered bank, as lender pursuant to the Senior Credit Agreement, its successors and assigns.

         "Senior Loan Documents" means the Senior Loan Documents as defined and described in the Subordination Agreement.

         "Subordination Agreement" means that certain Subordination Agreement dated as of April 30, 2003 by and among Mortgagor, Mortgagee, Senior Lender and Terremark, to be recorded in the Public Records of Miami-Dade County, Florida.

         "Taking" means the taking of the Mortgaged Property or any part thereof or interest therein by reason of any public improvement or condemnation proceeding or by the exercise of the power of eminent domain or any other activity by any Governmental Authority of any kind on or off the Mortgaged Property, including, without limitation, selection of the grade of any street, resulting in damage or injury to the Mortgaged Property or any part thereof or interest therein, including, without limitation, reduction in the value thereof.

         "Taking Restoration Costs" means the cost of restoring the Mortgaged Property to an economically viable commercial property after a Taking has occurred.

         "Uniform Commercial Code" means the Uniform Commercial Code as enacted into law in the State of Florida.

         "Warranties" means all warranties and guarantees of construction contractors and/or subcontractors issued and/or delivered in connection with the Improvements and/or warranties and guarantees of suppliers or manufacturers issued and/or delivered in connection with the Improvements and/or the Equipment.

                                     RIDER 2


                            SPECIAL NOTICE PROVISIONS

Notices to Mortgagee:                 The Bank of New York Trust Company of
                                         Florida, N.A.
                                      10161 Centurion Parkway
                                      Jacksonville, Florida 32256
                                      Attn:  Sharon Atkinson
                                      Fax:  (904) 645-1997

and with a copy to:                   Emmet, Marvin & Martin, LLP
                                      120 Broadway, 32nd Floor
                                      New York, New York 10271
                                      Attn:  Irving C. Apar, Esq.
                                      Fax:  (212) 238-3100

Notices to Mortgagor or Terremark:    Terremark Worldwide, Inc.
                                      2601 South Bayshore Drive, Suite 900
                                      Miami, Florida 33133
                                      Attn:  Jose Gonzalez, Esq.
                                      Fax:  (305) 856-8190

and with a copy to:                   Greenberg Traurig, P.A.
                                      1221 Brickell Avenue
                                      Miami, Florida 33131
                                      Attn:  Paul Berkowitz, Esq.
                                      Fax:  (305) 579-0717




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                                   EXHIBIT "A"


                                LEGAL DESCRIPTION

Lots 1 through 20, inclusive, in Block 38 North, City of Miami, according to the Plat thereof, as recorded in Plat Book B, Page 41, Public Records of Miami-Dade County, Florida.





























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